Exhibit 4.21

EXECUTION VERSION

FBG FINANCE LIMITED

ABN 32 071 508 702

Issuer

AND

FOSTER’S GROUP LIMITED

ABN 49 007 620 886

Guarantor

TO

DEUTSCHE BANK TRUST COMPANY AMERICAS

Trustee

Indenture

Dated as of June 28, 2005

-i-

Defeasance	3

Defeasible Series	4

Depositary	4

Director	4

Euroclear	4

Event of Default	4

Exchange Act	4

Expiration Date	4

Global Exchanged Amount	4

Global Security	4

Guarantee	4

Guarantor	4

Holder	4

Holder’s Agent Member	4

Indebtedness for Money Borrowed	4

Indenture	4

interest	4

Interest Payment Date	4

Investment Company Act	4

Maturity	5

Notice of Default	5

Officer’s Certificate	5

Opinion of Counsel	5

Original Issue Discount Security	5

Outstanding	5

Owner Transferee	6

Owner Transferor	6

Paying Agent	6

Person	6

Place of Payment	6

Predecessor Security	6

Principal Property	6

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Property	6

Qualified Institutional Buyer	6

Redemption Date	6

Redemption Price	6

Regular Record Date	6

Regulation S	6

Regulation S Global Security	6

Regulation S Global Transferred Amount	6

Responsible Officer	6

Restricted Certificated Securities	7

Restricted Certificated Transferred Amount	7

Restricted Global Security	7

Restricted Global Transferred Amount	7

Restricted Holder Transferor	7

Restricted Period	7

Restricted Securities	7

Restricted Subsidiary	7

Restrictive Legends	7

Rule 144	7

Rule 144A	7

Rule 144A Information	7

Securities	7

Securities Act	7

Security Register	7

Special Record Date	7

Stated Maturity	7

Subsidiary	7

Succession Date	7

Successor Additional Amounts	8

Successor Guarantor	8

Successor Person	8

Transfer Restrictions	8

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-iv-

-v-

SECTION 605.	May Hold Securities.	48

SECTION 606.	Money Held in Trust.	48

SECTION 607.	Compensation and Reimbursement.	48

SECTION 608.	Corporate Trustee Required; Eligibility.	49

SECTION 609.	Resignation and Removal; Appointment of Successor.	49

SECTION 610.	Acceptance of Appointment by Successor.	50

SECTION 611.	Merger, Conversion, Consolidation or Succession to Business.	51

SECTION 612.	Certain Agreements of the Trustee.	51

SECTION 613.	Appointment of Authenticating Agent.	52

ARTICLE SEVEN HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY AND GUARANTOR		53

SECTION 701.	Company and Guarantor to Furnish Trustee Names and Addresses of Holders.	53

SECTION 702.	Preservation of Information; Communications to Holders.	53

ARTICLE Eight Consolidation, Merger, Conveyance, Transfer or Lease		54

SECTION 801.	Company or Guarantor May Consolidate, Etc., Only on Certain Terms.	54

SECTION 802.	Successor Substituted.	56

ARTICLE NINE SUPPLEMENTAL INDENTURES		56

SECTION 901.	Supplemental Indentures Without Consent of Holders.	56

SECTION 902.	Supplemental Indentures With Consent of Holders.	57

SECTION 903.	Execution of Supplemental Indentures.	58

SECTION 904.	Effect of Supplemental Indentures.	58

SECTION 905.	Reference in Securities to Supplemental Indentures.	58

ARTICLE TEN COVENANTS		58

SECTION 1001.	Payment of Principal, Premium and Interest.	58

SECTION 1002.	Maintenance of Office or Agency.	58

SECTION 1003.	Money for Securities Payments to Be Held in Trust.	59

SECTION 1004.	Statement by Officers as to Default.	60

SECTION 1005.	Existence.	60

SECTION 1006.	Payment of Taxes and Other Claims.	60

SECTION 1007.	Additional Amounts	60

SECTION 1008.	Limitation on Liens	61

SECTION 1009.	Limitation on Sale and Leaseback.	64

SECTION 1010.	Delivery of Certain Information.	65

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SECTION 1011.	Resale of Certain Securities.	65

SECTION 1012.	Waiver of Certain Covenants.	65

ARTICLE ELEVEN REDEMPTION OF SECURITIES		66

SECTION 1101.	Applicability of Article.	66

SECTION 1102.	Election to Redeem; Notice to Trustee.	66

SECTION 1103.	Selection by Trustee of Securities to Be Redeemed.	66

SECTION 1104.	Notice of Redemption.	66

SECTION 1105.	Deposit of Redemption Price.	67

SECTION 1106.	Securities Payable on Redemption Date.	67

SECTION 1107.	Securities Redeemed in Part.	67

SECTION 1108.	Optional Redemption Due to Changes in Tax Treatment.	68

ARTICLE TWELVE SINKING FUNDS		69

SECTION 1201.	Applicability of Article.	69

SECTION 1202.	Satisfaction of Sinking Fund Payments with Securities.	69

SECTION 1203.	Redemption of Securities for Sinking Fund.	69

ARTICLE THIRTEEN DEFEASANCE AND COVENANT DEFEASANCE		70

SECTION 1301.	Option to Effect Defeasance or Covenant Defeasance.	70

SECTION 1302.	Defeasance and Discharge.	70

SECTION 1303.	Covenant Defeasance.	70

SECTION 1304.	Conditions to Defeasance or Covenant Defeasance.	70

SECTION 1305.	Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions.	72

SECTION 1306.	Reinstatement.	72

ARTICLE FOURTEEN GUARANTEE OF SECURITIES		73

SECTION 1401.	Guarantee	73

SECTION 1402.	Execution of Guarantee	73

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INDENTURE, dated as of June 28, 2005, among FBG FINANCE LIMITED (A.B.N. 32 071 508 702), a corporation duly organized and existing under the laws of Australia (herein called the “Company”), as Issuer, having its principal address at 77 Southbank Boulevard, Southbank, Victoria 3006, Australia, FOSTER’S GROUP LIMITED (A.B.N. 49 007 620 886), a corporation duly organized and existing under the laws of Australia, as Guarantor (herein called the “Guarantor”), having its principal office at 77 Southbank Boulevard, Southbank, Victoria 3006, Australia and DEUTSCHE BANK TRUST COMPANY AMERICAS, a duly organized and existing New York banking corporation, as Trustee hereunder (herein called the “Trustee”).

RECITALS OF THE COMPANY

The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the “Securities”), to be issued in one or more series as in this Indenture provided.

All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

RECITALS OF THE GUARANTOR

The Guarantor has duly authorized the execution and delivery of this Indenture to provide for the Guarantee of the Securities provided for herein.

All things necessary to make this Indenture a valid agreement of the Guarantor, in accordance with its terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS

OF GENERAL APPLICATION

SECTION 101.    Definitions.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in Australia (“Australian GAAP”), and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

(4) unless the context otherwise requires, any reference to an “Article” or a “Section” refers to an Article or a Section, as the case may be, of this Indenture; and

(5) the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

“Act”, when used with respect to any Holder, has the meaning specified in Section 104.

“Additional Amounts” has the meaning specified in Section 1007.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent Member” with respect to any Global Security means a member of or participant in the Depositary for such Global Security.

“Agent Member Transferee” has the meaning specified in Section 305(d)(i).

“Agent Member Transferor” has the meaning specified in Section 305(d)(i).

“Applicable Procedures” means, with respect to any transfer or exchange of a beneficial interest in a Global Security, the rules and procedures of the Depositary for such Global Security, Euroclear and Clearstream to the extent the same are applicable to such transfer or exchange.

“Australia” means the Commonwealth of Australia and, where appropriate, its States and Territories.

“Authenticating Agent” means any Person authorized by the Trustee pursuant to Section 613 to act on behalf of the Trustee to authenticate Securities of one or more series.

“Authorized Officer” means any person (whether designated by name or the persons for the time being holding a designated office) appointed by or pursuant to a Board Resolution for the purpose, or a particular purpose, of this Indenture, provided that written notice of such appointment shall have been given to the Trustee.

A Person shall be deemed the “beneficial owner” of, and shall be deemed to “beneficially own”, any Securities which such Person or any of its Affiliates would be deemed to “beneficially own” within the meaning of Rule 13d-3 under the Exchange Act if the references to “within 60 days” in Rule 13d-3(d)(1)(i) were omitted.

“Board of Directors” means either the board of directors of the Company or the Guarantor, as the case may be, or any committee of either board duly authorized to act for it in respect hereof.

“Board Resolution” when used with reference to the Company or the Guarantor means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or the Guarantor, as applicable, to have been duly adopted by the Board of Directors (or by a committee of the Board of Directors authorized by the Board of Directors to adopt such a resolution) and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day”, when used with respect to any Place of Payment, means, with respect to any series of Securities, unless otherwise specified in a Board Resolution or an Officer’s Certificate with respect to a particular series of Securities, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to close.

“Certificated Security” means any Security other than a Global Security.

“Clearstream” means Clearstream Banking S.A.

“Closing Date”, when used with respect to Securities of any series (or of any identifiable tranche of any series), means the last date of original issuance of any Securities of such series (or tranche).

“Commission” means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act.

“Company” means the Person named as the “Company” in the first paragraph of this instrument until a Successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such Successor Person.

“Company Request” or “Company Order” means a written request or order signed in the name of the Company or the Guarantor by any of either of their Directors or Authorized Officers, and delivered to the Trustee.

“Corporate Trust Office” means the principal office of the Trustee in the Borough of Manhattan, The City of New York, in the State of New York at which at any particular time its corporate trust business shall be administered.

“corporation” means a corporation, association, company, joint-stock company or business trust.

“Covenant Defeasance” has the meaning specified in Section 1303.

“default” has the meaning specified in Section 602.

“Defaulted Interest” has the meaning specified in Section 307.

“Defeasance” has the meaning specified in Section 1302.

“Defeasible Series” has the meaning specified in Section 1301.

“Depositary” means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301.

“Director” means any member of the Board of Directors.

“Euroclear” means Euroclear System with the Chase Manhattan Bank, London branch, as depositary.

“Event of Default” has the meaning specified in Section 501.

“Exchange Act” means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

“Expiration Date” has the meaning specified in Section 104.

“Global Exchanged Amount” has the meaning specified in Section 305(g)(ii).

“Global Security” means a Security held by or on behalf of a Depositary and in which beneficial interests are evidenced on the records of such Depositary or its Agent Members.

“Guarantee” means the guarantee by the Guarantor of any Security of any series authenticated and delivered pursuant to this Indenture either (i) if specified, as contemplated by Section 301, to be applicable to Securities of such series and not endorsed on such Securities pursuant to Article Fourteen hereof, or (ii) in all other cases, endorsed on such Security.

“Guarantor” means the Person named as the “Guarantor” in the first paragraph of this instrument until a Successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Guarantor” shall mean such Successor Person.

“Holder” means a Person in whose name a Security is registered in the Security Register.

“Holder’s Agent Member” has the meaning specified in Section 305(g)(i).

“Indebtedness for Money Borrowed” means any indebtedness for money borrowed now or hereafter existing and any liabilities under any bond, note, bill, loan, stock or other security in each case issued for cash or in respect of acceptance credit facilities or as consideration for assets or services, but excluding such liabilities incurred in relation to the acquisition of goods or services in the ordinary course of business of the person incurring such liabilities.

“Indenture” means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof. The term “Indenture” shall also include the terms of particular series of Securities established as contemplated by Section 301.

“interest”, when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

“Interest Payment Date”, when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

“Investment Company Act” means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

“Maturity”, when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided therein or established as contemplated by Section 301, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

“Notice of Default” means a written notice of the kind specified in Section 501(4) or 501(5).

“Officer’s Certificate” means a certificate signed by any Director or Authorized Officer or Secretary of the Company or the Guarantor, as the case may be, and delivered to the Trustee.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Company or the Guarantor, which opinion shall be acceptable to the Trustee.

“Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

“Outstanding”, when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust by the Company or the Guarantor (if the Company or the Guarantor shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

(3) Securities as to which Defeasance has been effected pursuant to Section 1302; and

(4) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 502, (B) if the principal amount of a Security payable at Maturity is to be determined by reference to an index or indices, the principal amount of such Security that shall be deemed to be Outstanding shall be the face amount thereof, (C) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding shall be the amount as established as contemplated by Section 301, (D) the principal amount of a Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner established as contemplated by Section 301, of the principal amount of such Security (or, in the case of a Security described in Clause (A), (B) or (C) above, of the amount determined as provided in such Clause), and (E) Securities owned by the Company or the Guarantor or any other obligor upon the Securities or any Affiliate of the Company or the Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as

Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company or the Guarantor or any other obligor upon the Securities or any Affiliate of the Company or the Guarantor or of such other obligor.

“Owner Transferee” has the meaning specified in Section 305(d)(i).

“Owner Transferor” has the meaning specified in Section 305(d)(i).

“Paying Agent” means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

“Person” means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Payment”, when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable established as contemplated by Section 301 (being in all cases a place or places outside Australia).

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

“Principal Property” means any building, structure or other facility, together with the land upon which it is erected and fixtures comprising a part thereof (to the extent indicated in “Land and Buildings” in the audited consolidated annual financial statements of the Guarantor in accordance with the Guarantor’s accounting policies), owned or leased by the Guarantor or any Restricted Subsidiary, the value of which on an historical cost basis before depreciation as reflected in the most recent audited consolidated annual financial statements of the Guarantor under “Land and Buildings” exceeds 2% of Consolidated Tangible Assets (as defined in Section 1008) as reported in such financial statements.

“Property” means any asset, revenue or any other property, whether tangible or intangible, real or personal, including without limitation, any right to receive income.

“Qualified Institutional Buyer” means a “qualified institutional buyer” as defined in Rule 144A.

“Redemption Date”, when used with respect to any Security to be redeemed, means the date fixed for such redemption established as contemplated by Section 301.

“Redemption Price”, when used with respect to any Security to be redeemed, means the price at which it is to be redeemed established as contemplated by Section 301.

“Regular Record Date” for the interest payable on any Interest Payment Date on any Security of any series means the date for that purpose established as contemplated by Section 301.

“Regulation S” means Regulation S promulgated under the Securities Act, or any successor provision thereto.

“Regulation S Global Security” has the meaning specified in Section 201.

“Regulation S Global Transferred Amount” has the meaning specified in Section 305(d)(iii).

“Responsible Officer”, when used with respect to the Trustee, means any officer of the Trustee, including, without limitation, any director, vice president, assistant vice president or associate, with responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Restricted Certificated Securities” means Certificated Securities that are Restricted Securities.

“Restricted Certificated Transferred Amount” has the meaning specified in Section 305(e)(i).

“Restricted Global Security” has the meaning specified in Section 201.

“Restricted Global Transferred Amount” has the meaning specified in Section 305(d)(i).

“Restricted Holder Transferor” has the meaning specified in Section 305(e)(i).

“Restricted Period” has the meaning specified in Section 201.

“Restricted Securities” has the meaning specified in Section 201.

“Restricted Subsidiary” means any Subsidiary which owns a Principal Property; provided, however, that the term “Restricted Subsidiary” shall not include any Subsidiary which is principally engaged in financing the operations of the Guarantor and its consolidated Subsidiaries.

“Restrictive Legends” has the meaning specified in Section 305(b).

“Rule 144” means Rule 144 promulgated under the Securities Act and any successor provision thereto.

“Rule 144A” means Rule 144A promulgated under the Securities Act and any successor provision thereto.

“Rule 144A Information” has the meaning specified in Section 204.

“Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

“Securities Act” means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 305.

“Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

“Stated Maturity”, when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable, established as contemplated by Section 301.

“Subsidiary” of any Person means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries of such Person. For the purposes of this definition, “voting stock” means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

“Succession Date” has the meaning specified in Section 1108.

“Successor Additional Amounts” shall have the meaning set forth in Section 801(3).

“Successor Guarantor” and “Successor Person” shall have the respective meanings set forth in Section 801(3).

“Transfer Restrictions” has the meaning specified in Section 305(b).

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used herein shall be deemed to mean the Person acting as Trustee with respect to the Securities of any series and shall mean the Trustee with respect to Securities of that series.

“Unrestricted Certificated Securities” means Certificated Securities that are not Restricted Securities.

“Unrestricted Global Security” has the meaning specified in Section 201.

“Unrestricted Global Transferred Amount” has the meaning specified in Section 305(d)(iv).

“Unrestricted Holder Transferor” has the meaning specified in Section 305(e)(i).

“U.S. Government Obligation” has the meaning specified in Section 1304.

SECTION 102.    Compliance Certificates and Opinions.

Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor shall furnish to the Trustee such certificates and opinions as may be required hereunder or under the Trust Indenture Act (as if the provisions of the Trust Indenture Act applied to this Indenture). Each such certificate or opinion shall be given in the form of an Officer’s Certificate, if to be given by an officer of the Company or the Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act (as if the provisions of the Trust Indenture Act applied to this Indenture) and any other requirements set forth in this Indenture.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section 1004) shall include,

(1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.    Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.    Acts of Holders; Record Dates.

Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 601 and 603) conclusive in favor of the Trustee, the Company and the Guarantor, if made in the manner provided in this Section.

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

The ownership of Securities shall be proved by the Security Register.

Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

The Company or the Guarantor may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company or the Guarantor may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company or the Guarantor from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company or the Guarantor, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect); provided, however, nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken based on such record date previously set. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company’s or Guarantor’s expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company or the Guarantor in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106.

With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the “Expiration Date” and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other parties hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount of such Security.

SECTION 105.    Notices, Etc., to Trustee, Company and Guarantor.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

(1) the Trustee by any Holder or by the Company or the Guarantor shall be sufficient for every purpose hereunder if mailed first class, postage prepaid to, or otherwise made, given, furnished or filed in writing to (which may be via facsimile on 1-732-578-4635) or with the Trustee at its address at 60

Wall Street, 27th Floor, New York, NY 10005, Attention: Global Transaction Banking – Trust and Securities Services, or

(2) the Company or the Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing (which may be via facsimile on 61-3-9633-2354) and mailed, first-class postage prepaid, to the Company or the Guarantor, as applicable, addressed to such party (attention: Vice President, Group Finance) at their respective addresses of their principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee.

SECTION 106.    Notice to Holders; Waiver.

Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.    Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 108.    Successors and Assigns.

All covenants and agreements in this Indenture by the Company or the Guarantor shall bind its successors and assigns, whether so expressed or not.

SECTION 109.    Separability Clause.

In case any provision in this Indenture or in the Securities or any Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 110.    Benefits of Indenture.

Nothing in this Indenture or in the Securities or any Guarantee, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 111.    Governing Law.

This Indenture, the Securities and the Guarantee shall be governed by and construed in accordance with the law of the State of New York, but without regard to the principles of conflicts of laws thereof; provided, however, that all matters governing the authorization and execution of the Securities by the Company or the authorization and execution of this Indenture by the Company and the Guarantor and any notation of the Guarantee by the Guarantor pursuant to Article Fourteen or any Guarantee endorsed by the Guarantor on the Securities, as applicable, shall be governed by and construed in accordance with the laws of the State of Victoria, Australia and the Commonwealth of Australia.

SECTION 112.    Submission to Jurisdiction; Appointment of Agent for Service of Process.

Each of the Company and the Guarantor hereby appoints Corporation Service Company acting through its office at 1633 Broadway, New York, New York as its authorized agent (the “Authorized Agent”) upon which process may be served in any legal action or proceeding against it with respect to its obligations under this Indenture, the Securities of any series or any Guarantee, as the case may be, instituted in any federal or state court in the Borough of Manhattan, The City of New York by the Holder of any Security and agrees that service of process upon such authorized agent, together with written notice of said service to the Company and the Guarantor by the Person serving the same addressed as provided in Section 105, shall be deemed in every respect effective service of process upon the Company or the Guarantor, as the case may be, in any such legal action or proceeding, and each of the Company and the Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of any such court in respect of any such legal action or proceeding and waives any objection it may have to the laying of the venue of any such legal action or proceeding. Such appointment shall be irrevocable until all amounts in respect of the principal of and any premium and interest due and to become due on or in respect of all the Securities issued under this Indenture have been paid by the Company or the Guarantor, as the case may be, to the Trustee pursuant to the terms hereof, the Securities and the Guarantee. Notwithstanding the foregoing, the Company and the Guarantor reserve the right to appoint another Person located or with an office in the Borough of Manhattan, The City of New York, selected in its discretion, as a successor Authorized Agent, and upon acceptance of such appointment by such a successor the appointment of the prior Authorized Agent shall terminate. The Company or the Guarantor, as the case may be, shall give notice to the Trustee and all Holders of the appointment by it of a successor Authorized Agent. If for any reason Corporation Service Company ceases to be able to act as the Authorized Agent or to have an address in the Borough of Manhattan, The City of New York, the Company and the Guarantor will appoint a successor Authorized Agent in accordance with the preceding sentence. Each of the Company and the Guarantor further agrees to take any and all action, including the filing of any and all documents and instruments as may be necessary to continue such designation and appointment of such agent in full force and effect until this Indenture has been satisfied and discharged in accordance with Article Four or Article Thirteen hereof. Service of process upon the Authorized Agent addressed to it at the address set forth above, as such address may be changed within the Borough of Manhattan, The City of New York by notice given by the Authorized Agent to the Trustee, together with written notice of such service mailed or delivered to the Company and the Guarantor shall be deemed, in every respect, effective service of process on the Company and the Guarantor, respectively.

SECTION 113.    Legal Holidays.

In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security established as contemplated by Section 301 which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest with respect to such payment shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 114.    Counterparts.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

ARTICLE TWO

SECURITY FORMS

SECTION 201.    Forms Generally.

The Securities of each series shall be in substantially the form set forth in this Article or in such other form or forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, all as evidenced by their execution thereof. If the form of Securities of any series are established by action taken pursuant to a Board Resolution, copies of appropriate records of such actions shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

If Article Fourteen is to be applicable to Securities of any series, established as contemplated by Section 301, then Securities of each such series shall bear a notation of the Guarantee in substantially the form set forth in Section 204. For any other series of Securities, the Guarantee shall be endorsed on the Securities and shall be substantially in the form established by or pursuant to Board Resolutions of the Guarantor in accordance with Section 301 or one or more indentures supplemental hereto. Notwithstanding the foregoing, the notation of the Guarantee or the Guarantees to be endorsed on the Securities of any series may have such appropriate insertions, omissions, substitutions and other corrections from the forms thereof referred to above as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Directors or officers delivering the same, in each case as evidenced by such delivery.

The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Except as provided pursuant to Section 301, the Trustee’s certificate of authentication shall be in substantially the form set forth in Section 206 and Restricted Securities shall bear a legend as set forth in Section 205.

Except as otherwise provided herein or pursuant to Section 301, Securities of any series offered and sold as part of their initial distribution in reliance on Regulation S under the Securities Act shall be issued in the form of one or more Global Securities of such series in definitive, fully registered form without coupons, substantially in the form set forth herein, with such applicable legends as are provided for in Sections 202 and 205. Such Global Securities shall be registered in the name of the Depositary for such Global Securities or its nominee and deposited with the Trustee, at its Corporate Trust Office, as custodian for such Depositary, duly executed by the Company and authenticated by the Trustee as herein provided, for credit by the Depositary to the respective accounts of beneficial owners of such Securities (or to such other accounts as they may direct) at Euroclear or Clearstream. Until such time as the applicable Restricted Period shall have terminated, each such Global Security shall be referred to herein as a “Regulation S Global Security”. After such time as the applicable Restricted Period shall have terminated, each such Global Security shall be referred to herein as an “Unrestricted Global Security”. The aggregate principal amount of any Regulation S Global Security and any Unrestricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary for such Global Security, as provided in Section 305. As used herein, the term “Restricted Period”, with respect to Global Securities of any series (or of any identifiable tranche of any series) initially offered and sold in reliance on Regulation S, means the period of 40 consecutive days beginning on and including the later of (i) the day that the underwriter(s) or placement agent(s), if any, for the offering of Securities of such series (or tranche) advises the Company and the Trustee in writing is the day on which such Securities of such series were first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the Closing Date.

Except as otherwise provided pursuant to Section 301 or agreed to by the Company, no Regulation S Global Security or Unrestricted Global Security shall be issued except as provided in this paragraph to evidence Securities offered and sold as part of their initial distribution in reliance on Regulation S.

Except as otherwise provided herein or pursuant to Section 301, Securities of any series offered and sold as part of their initial distribution in transactions exempt from the registration requirements of the Securities Act other than pursuant to Regulation S (“Restricted Securities”) to Persons who are “qualified institutional buyers”, as defined in Rule 144A under the Securities Act (“QIBs”) shall be issued in the form of one or more Global Securities of such series (each a “Restricted Global Security”) in definitive, fully registered form without coupons, substantially in the form set forth in Sections 202 and 203, with such applicable legends as are provided for herein. Such Global Securities shall be registered in the name of the Depositary for such Global Security or its nominee and deposited with the Trustee, at its Corporate Trust Office, as custodian for such Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of any Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary for such Global Security, as provided in Section 305.

For all purposes of this Indenture, the term “Restricted Securities” shall include all Securities issued upon registration of transfer of, exchange for or in lieu of Restricted Securities except as otherwise provided in Section 305.

SECTION 202.    Form of Face of Security.

[INCLUDE IF SECURITY IS A GLOBAL SECURITY – THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS GLOBAL SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN THE INDENTURE.]

[INCLUDE IF SECURITY IS A GLOBAL SECURITY AND THE DEPOSITARY IS THE DEPOSITORY TRUST COMPANY – UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

[INCLUDE IF SECURITY IS A RESTRICTED GLOBAL SECURITY (UNLESS, PURSUANT TO SECTION 305 OF THE INDENTURE, THE COMPANY DETERMINES AND CERTIFIES TO THE TRUSTEE THAT THE LEGEND MAY BE REMOVED) – NEITHER THIS GLOBAL SECURITY NOR ANY BENEFICIAL INTEREST HEREIN HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). EACH OF THE HOLDER HEREOF AND EACH OWNER OF A BENEFICIAL INTEREST HEREIN, BY HOLDING THIS GLOBAL SECURITY AND ACQUIRING THEIR BENEFICIAL INTERESTS HEREIN, RESPECTIVELY, AGREES FOR THE BENEFIT OF FBG FINANCE LIMITED (THE “COMPANY”) AND FOSTER’S GROUP LIMITED (THE “GUARANTOR”) THAT THIS GLOBAL SECURITY AND BENEFICIAL INTERESTS HEREIN MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY [IF THE SECURITY IS BEING OFFERED TO INSTITUTIONAL ACCREDITED INVESTORS, THEN INSERT – (A) BY AN INITIAL PURCHASER (1) TO THE COMPANY, (2) SO LONG AS THIS GLOBAL SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHO THE SELLER REASONABLY

BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A IN ACCORDANCE WITH RULE 144A, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, [OR] (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) [IF THE SECURITY IS BEING OFFERED TO INSTITUTIONAL ACCREDITED INVESTORS, THEN INSERT – (RESALES DESCRIBED IN SUBCLAUSES (1) THROUGH (4) OF THIS CLAUSE (A), “SAFE HARBOR RESALES”), OR (B) BY ANY PERSON OTHER THAN AN INITIAL PURCHASER, IN A SAFE HARBOR RESALE OR PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (PROVIDED THAT AS A CONDITION TO REGISTRATION OF TRANSFER OF THIS GLOBAL SECURITY OTHERWISE THAN IN A SAFE HARBOR RESALE THE COMPANY, THE GUARANTOR OR THE TRUSTEE MAY REQUIRE DELIVERY OF ANY DOCUMENTS OR OTHER EVIDENCE THAT IT, IN ITS ABSOLUTE DISCRETION, DEEMS NECESSARY OR APPROPRIATE TO EVIDENCE COMPLIANCE WITH SUCH EXEMPTION AND WITH ANY STATE SECURITIES LAWS THAT MAY BE APPLICABLE), OR (C)] [OR (5)] PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH OF SUCH CASES IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES. EACH OWNER OF A BENEFICIAL INTEREST IN THIS GLOBAL SECURITY, BY ACQUIRING SUCH BENEFICIAL INTEREST, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY AND THE GUARANTOR THAT IT WILL NOTIFY ANY PURCHASER OF SUCH BENEFICIAL INTEREST FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. THIS LEGEND WILL BE REMOVED ONLY IN THE CIRCUMSTANCES SPECIFIED IN THE INDENTURE.]

[INCLUDE IF SECURITY IS A RESTRICTED CERTIFICATED SECURITY BEING OFFERED TO INSTITUTIONAL ACCREDITED INVESTORS (UNLESS, PURSUANT TO SECTION 305 OF THE INDENTURE, THE COMPANY DETERMINES AND CERTIFIES TO THE TRUSTEE THAT THE LEGEND MAY BE REMOVED) – THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF FBG FINANCE LIMITED (THE “COMPANY”) AND FOSTER’S GROUP LIMITED (THE “GUARANTOR”) THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) BY AN INITIAL PURCHASER (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A IN ACCORDANCE WITH RULE 144A, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 (AS APPLICABLE) OF REGULATION S UNDER THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) (RESALES DESCRIBED IN SUBCLAUSES (1) THROUGH (4) OF THIS CLAUSE (A), “SAFE HARBOR RESALES”) OR (B) BY ANY PERSON OTHER THAN THE INITIAL PURCHASER, IN A SAFE HARBOR RESALE OR PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT (PROVIDED THAT AS A CONDITION TO REGISTRATION OF TRANSFER OF THIS SECURITY OTHERWISE THAN IN A SAFE HARBOR RESALE THE COMPANY, THE GUARANTOR OR THE TRUSTEE MAY REQUIRE DELIVERY OF ANY DOCUMENTS OR OTHER EVIDENCE THAT IT, IN ITS ABSOLUTE DISCRETION, DEEMS NECESSARY OR APPROPRIATE TO EVIDENCE COMPLIANCE WITH SUCH EXEMPTION AND WITH ANY STATE SECURITIES LAWS THAT MAY BE APPLICABLE OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN EACH OF SUCH CASES IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAW OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY AND THE GUARANTOR THAT IT WILL NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. THIS LEGEND WILL BE REMOVED ONLY IN THE CIRCUMSTANCES SPECIFIED IN THE INDENTURE.]

[If the Security is a Regulation S Security, then insert – THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR

BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

[Insert any legend required under Australian law or otherwise.]

[Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

FBG FINANCE LIMITED

[TITLE OF SECURITY]

No.	US$

FBG FINANCE LIMITED, a corporation duly organized and existing under the laws of Australia (herein called the “Company”, which term includes any Successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                                 , or registered assigns, [INCLUDE IF TIDS SECURITY IS A GLOBAL SECURITY – the Initial Principal Amount specified on Schedule A hereto (such Initial Principal Amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the “Principal Amount”), or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall initially equal $[            ] in the aggregate, [if applicable, insert - provided, however, that the Company may from time to time or at any time, without the consent of the Holders of the Securities, issue additional notes with terms and conditions identical to those of the Securities, which additional notes shall increase the aggregate principal amount of, and shall be consolidated and form a single series with, the Securities) as may be set forth in the records of the Trustee hereinafter referred to in accordance with the Indenture.]] [INCLUDE IF THIS SECURITY IS NOT A GLOBAL SECURITY – the principal sum of                                  Dollars (the “Principal Amount”) on                                 ] [if the Security is to bear interest prior to Maturity, insert —, and to pay interest thereon from                      or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on                  and                      in each year, commencing                     , at the rate of     % per annum, until the Principal Amount hereof is paid or made available for payment [if applicable, insert —, provided that any Principal Amount and premium, and any such installment of interest, which is overdue shall bear interest at the rate of .% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the                      or                      (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture).

[If the Security is not to bear interest prior to Maturity, insert —The Principal Amount of this Security shall not bear interest except in the case of a default in payment of Principal Amount or portion thereof upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of         % per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment. Interest on any overdue principal or premium shall be payable on demand. [Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of         % per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.]]

Payment of the Principal Amount of (and premium, if any) and [if applicable, insert —any such] interest on this Security will be made at the office or agency of the Company outside of Australia maintained for that purpose in                     , in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert —; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register so long as such address is outside Australia [if applicable, insert – ; and provided, further, that notwithstanding the foregoing, payments of any interest on the Securities (other than at Maturity) may be made, in the case of a Holder of at least US$10,000,000 Principal Amount of Securities, by electronic funds transfer of immediately available funds to a United States dollar account maintained by the payee with a bank outside Australia, provided such registered holder so elects by giving written notice to a Paying Agent designating such account, no later than the                      or the                      immediately preceding the                      or                      Interest Payment Date, as the case may be. Unless such designation is revoked, any such designation made by such Holder with respect to such Securities shall remain in effect with respect to any future payments with respect to such Securities payable to such Holder.]]

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by a Director or Authorized Officer.

Dated:

FBG FINANCE LIMITED

By

Section 203.    Form of Reverse of Security.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of June 28, 2005 (herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), among the Company, the Guarantor and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert —, limited in aggregate principal amount to US$                    ].

This Security is an unsecured obligation of the Company and ranks on a parity with all other unsecured or unsubordinated indebtedness of the Company.

[If applicable, insert —The Securities of this series are subject to redemption upon not less than 30 days’ nor more than 60 days’ notice by mail, [if applicable, insert —(1) on                      in any year commencing with the year              and ending with the year              through operation of the sinking fund for this series at a Redemption Price equal to 100% of the Principal Amount, and (2)] at any time [if applicable, insert —on or after                     , 20        ), as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the Principal Amount): If redeemed [if applicable, insert —on or before                                 ,         %, and if redeemed] during the 12-month period beginning                              of the years indicated,

Year	Redemption Price	Year	Redemption Price

and thereafter at a Redemption Price equal to         % of the Principal Amount, together in the case of any such redemption [if applicable, insert —(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

[If applicable, insert —The Securities of this series are subject to redemption upon not less than 30 days’ nor more than 60 days’ notice by mail, (1) on                      in any year commencing with the year . and ending with the year . through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the Principal Amount) set forth in the table below, and (2) at any time [if applicable, insert —on or after                     ], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the Principal Amount) set forth in the table below: If redeemed during the 12-month period beginning                     . of the years indicated,

Year	Redemption Price For Redemption Through Operation of the Sinking Fund	Redemption Price For Redemption Otherwise Than Through Operation of the Sinking Fund

and thereafter at a Redemption Price equal to         % of the Principal Amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

[If applicable, insert —Notwithstanding the foregoing, the Company may not, prior to                     , redeem any Securities of this series as contemplated by [if applicable, insert —Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than         % per annum.]

[If applicable, insert —[In addition to its ability to redeem this Security pursuant to the foregoing], this Security may be redeemed by the Company or the Guarantor, as the case may be, on the terms set forth, and as more fully described, in the Indenture, in certain circumstances where the Company or the Guarantor, as the case may be, would be required to pay Additional Amounts in respect hereof as a result of a change or amendment of any law, regulation or published tax ruling of Australia or of the applicable jurisdiction of any Successor Person pursuant to Article Eight of the Indenture, or any political subdivision or taxing authority thereof or therein, affecting taxation, or change in the official administration, interpretation or application thereof, in each case occurring after the issue date hereof or which change in such official administration, interpretation or application shall not have been available to the public prior to the issue date hereof, which change shall require the Company or the Guarantor to pay Additional Amounts.]

[If applicable, insert —The sinking fund for this series provides for the redemption on                      in each year beginning with the year                      and ending with the year                      of [if applicable, insert —not less than US$             (“mandatory sinking fund”) and not more than] US$             aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [if applicable, insert —mandatory] sinking fund payments may be credited against subsequent [if applicable, insert —mandatory] sinking fund payments otherwise required to be made [if applicable, insert —, in the inverse order in which they become due].]

[If the Security is subject to redemption of any kind, insert — In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

[If applicable, insert — The Indenture contains provisions for defeasance at any time of the entire indebtedness of the series of which this Security is a part or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.]

[If the Security is not an Original Issue Discount Security, insert — If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

[If the Security is an Original Issue Discount Security, insert – If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to – insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company’s obligations in respect of the payment of the principal of, premium and interest, if any, on the Securities of this series shall terminate.]

In any case where the due date for the payment of the Principal Amount of, or any premium or interest with respect to, any Security or the date fixed for redemption of any Security shall not be a Business Day at a Place of Payment, then payment of the Principal Amount, premium, if any, or interest, need not be made on such date at such Place of Payment but may be made on the next succeeding Business Day at such Place of Payment, with the same force and effect as if made on the date for such payment or the date fixed for redemption, and no interest shall accrue for the period after such date.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in Principal Amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in Principal Amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Guarantor, or both, with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture (including the Guarantee) or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in Principal Amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in Principal Amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and the Trustee shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of Principal Amount or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Principal Amount of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the Principal Amount of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate Principal Amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of US$1,000 and any integral multiple of US$1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate Principal Amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company or the Guarantor, as the case may be, may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

This Security and the Guarantee shall be governed by and construed in accordance with the laws of the State of New York, but without regard to the principles of conflicts of laws thereof; provided, however, that all matters governing the authorization and execution of the Indenture by the Guarantor and [if applicable, insert — any notation by the Guarantor of] the Guarantee set forth below or any Guarantee endorsed by the Guarantor on this Security, as applicable, shall be governed by and construed in accordance with the laws of the State of Victoria, Australia and the Commonwealth of Australia.

All terms used in this Security and [if applicable, insert — the notation of] the Guarantee set forth below which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[IF SECURITY IS A GLOBAL SECURITY INSERT AS A SEPARATE PAGE]

Schedule A

SCHEDULE OF ADJUSTMENTS

Initial Principal Amount: US$

Date adjustment made	Principal amount increase	Principal amount decrease	Principal amount following adjustment	Notation made on behalf of the Security Registrar

Section 204.    Form of Notation of Guarantee.

FOSTER’S GROUP LIMITED (A.B.N. 49 007 620 886), a corporation duly organized and existing under the laws of Australia (herein called the “Guarantor”, which term includes any Successor Person under the Indenture (the “Indenture”) referred to in the Security on which this notation is endorsed), has unconditionally guaranteed, pursuant to the terms of the Guarantee contained in Article Fourteen of the Indenture, the due and punctual payment of the principal of and any premium and interest on such Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of such Security and the Indenture.

All payments pursuant to this Guarantee shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Australia or the jurisdiction of organization of the Successor Guarantor or any political subdivision or taxing authority thereof or therein, unless such taxes, duties, assessments or governmental charges are required by Australia or such other jurisdiction or any such subdivision or authority to be withheld or deducted. In that event, the Guarantor will pay such Additional Amounts (as defined in the Indenture) as will result (after deduction of such taxes, duties, assessments or governmental charges and any additional taxes, duties, assessments or governmental charges payable in respect of such) in the payment to the Holder of the Security on which this notation is endorsed of the amounts which would have been payable in respect of the Guarantee thereof had no such withholding or deduction been required, subject to certain exceptions as set forth in Section 1007 of the Indenture.

Subject to certain limitations in the Indenture, at any time when the Guarantor is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor exempt from reporting requirements pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Holder of a Security or of a beneficial owner of an interest in a Global Security, the Guarantor will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or beneficial owner, or to a prospective purchaser of a Security or a beneficial interest in a Global Security designated by such Holder or beneficial owner of such interest in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act of 1933 (the “Securities Act”). “Rule 144A Information” shall be such information as is specified pursuant to paragraph (d)(4) of Rule 144A (or any successor provision thereto), as such provisions (or successor provision) may be amended from time to time.

This Guarantee is an unsecured obligation of the Guarantor and ranks on a parity with all other unsecured or unsubordinated indebtedness of the Guarantor.

The obligations of the Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Fourteen of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantee.

The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this notation of the Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

FOSTER’S GROUP LIMITED

By

Section 205.    Legends on Restricted Securities.

Except as otherwise provided pursuant to Section 301, all Securities of any series (or any identifiable tranche of any series) issued pursuant to this Indenture (including Securities issued upon registration of transfer, in exchange for or in lieu of such Securities) shall be “Restricted Securities”, and shall bear the applicable legend(s) setting forth restrictions on transfer provided in Section 202, until the second anniversary of the Closing Date of Securities of such series (or tranche); provided, however, the term “Restricted Securities” shall not include (i) Regulation S Global Securities or Unrestricted Global Securities, (ii) Securities as to which such restrictive legend(s) have been removed pursuant to Section 305 and (iii) Securities issued upon registration of transfer of, in exchange for or in lieu of Securities that are not Restricted Securities.

Section 206.    Form of Trustee’s Certificate of Authentication.

The Trustee’s certificates of authentication shall be in substantially the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, As Trustee

By:
Authorized Officer

ARTICLE THREE

THE SECURITIES

Section 301.    Amount Unlimited; Issuable in Series.

The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or more series. There shall be established in or pursuant to Board Resolution of the Company and, subject to Section 303, set forth, or determined in the manner provided, in an Officer’s Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

(1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

(2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, or upon partial redemption of, other Securities of the series pursuant to Section 304, 305, 306, 905 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

(3) if applicable, the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

(4) the date or dates on which the principal of, and any premium on, any Securities of the series is payable;

(5) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Interest Payment Date;

(6) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable;

(7) if applicable, the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced and any provisions in addition to or in lieu of the provisions of Article Eleven applicable to Securities of the series;

(8) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation and any provisions in addition to or in lieu of the provisions of Article Twelve applicable to Securities of the series;

(9) if other than denominations of US$1,000 and any integral multiple of US$1,000 in excess thereof, the denominations in which any Securities of the series shall be issuable;

(10) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined;

(11) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of “Outstanding” in Section 101;

(12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company, the Guarantor or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined);

(13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

(14) if other than as provided in Section 201, the form or forms of the Securities;

(15) if the Securities will be entitled to the benefits of the Guarantee afforded by Article Fourteen of the Indenture or, if not, the form of the Guarantee to be endorsed on the Securities;

(16) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined);

(17) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 1302 or Section 1303 or both such Sections and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced;

(18) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Sections 202 and 205 and any circumstances in addition to or in lieu of those set forth in Section 305 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof, and any circumstances in addition or in lieu of those set forth in Section 305 in which transfers of interests in Global Securities may be made and any related certificates in addition to or in lieu of those set forth in Section 312;

(19) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502;

(20) any deletion or addition to or change in the covenants set forth in Sections 1005, 1006, 1008 and 1009 which applies to Securities of the series;

(21) any information the Company or the Guarantor shall be obligated to provide to the Trustee, and the Trustee shall be obligated to promptly forward to Holders of Securities of the series, pursuant to Section 703(b);

(22) the form of any legend(s) which shall be borne by any Restricted Securities in addition to or in lieu of that set forth in Section 202, any circumstances in addition to or in lieu of those set forth in Section 305 in which such legend(s) may be removed or modified, and any circumstances in addition to or in lieu of those set forth in Section 305 in which Restricted Securities may be registered for transfer or may be transferred to a person who takes delivery thereof in the form of a beneficial interest in a Global Security and any related certificates in addition to or in lieu of those set forth in Section 312;

(23) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5));

(24) if Additional Amounts, pursuant to Section 1007, will not be payable by the Company or the Guarantor;

(25) any stock exchange on which the Securities of the series will be listed;

(26) if the series of Securities provides for further issuances of such series; and

(27) if the series of Securities provides for different limitations on transfer or exchange from those set forth in Section 305.

The terms of all Securities of any one series shall be substantially identical except as may otherwise be established in or pursuant to Board Resolutions or supplemental indentures referred to above.

To the extent any terms of the Securities of the series are established pursuant to such Board Resolutions or supplemental indentures, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company or the Guarantor and delivered to the Trustee at or prior to the delivery of the Officer’s Certificate setting forth the terms of the series.

SECTION 302.    Denominations.

The Securities of each series shall be issuable only in registered form without coupons and only in such denominations as shall be specified as contemplated by Section 301. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of US$1,000 and any integral multiple of US$1,000 in excess thereof.

SECTION 303.    Execution, Authentication, Delivery and Dating.

The Securities and any Guarantee to be endorsed on the Securities shall be executed on behalf of the Company by any one Director or Authorized Officer and on behalf of the Guarantor by any one Director or Authorized Officer, as the case may be. The signature of any Director or Authorized Officer on the Securities or any Guarantee, as the case may be, may be manual or facsimile. If Article Fourteen is to be applicable to the Securities of any series, established as contemplated by Section 301, then the notation of the Guarantee endorsed on the Securities of such series shall be executed as provided in Section 1402.

Securities or any Guarantee bearing the manual or facsimile signatures of individuals who were at any time the proper Director or Authorized Officer of the Company or the Guarantor, as the case may be, shall bind the Company or the Guarantor, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or Guarantee or did not hold such offices at the date of such Securities or the Guarantee.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company bearing the notation of the Guarantee pursuant to Article Fourteen or having Guarantees endorsed thereon, as applicable, in each case executed by the Guarantor, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Sections 601 and 603) shall be fully protected in relying upon, an Opinion of Counsel stating,

(1) if any form of such Securities or Guarantees has been established pursuant to Board Resolutions or indentures supplemental hereto as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

(2) if any terms of such Securities or Guarantees have been established pursuant to Board Resolution or indentures supplemental hereto as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

(3) that all conditions precedent to the authentication and delivery of such Securities have been complied with and that such Securities and the Guarantee(s) thereof, when such Securities have been authenticated and delivered by the Trustee and issued by the Company and the Guarantor in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company and the Guarantor, respectively, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles and to such other matters as counsel shall specify therein.

The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee’s own rights, duties or immunities under the Securities, the Guarantees and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or if the Trustee, being advised by counsel, determines that such action may not be lawfully taken.

Notwithstanding the provisions of Section 301 and of the second preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officer’s Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such second preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued and reasonably contemplate the original issuance of each Security of such series.

Each Security shall be dated on the date of its authentication.

No Security or Guarantee shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security or Guarantee has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security and any Guarantee shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture (including, if applicable, the Guarantee pursuant to Article Fourteen).

The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute delivery of the Guarantee endorsed or noted thereon on behalf of the Guarantor. The Guarantor by its execution of this Indenture hereby authorizes the Company, in the name and on behalf of the Guarantor, to confirm the applicable Guarantee to the Holder of each Security authenticated and delivered hereunder by its execution and delivery of each such Security, with such Guarantee noted or endorsed thereon, authenticated and delivered by the Trustee.

SECTION 304.    Temporary Securities.

Pending the preparation of definitive Securities of any series, the Company may execute and the Guarantor may execute, as applicable, the notation of the Guarantee pursuant to Article Fourteen or the Guarantee endorsed on, and upon compliance with Section 303 by the Company the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the directors or officers executing such Securities or Guarantees or notations of the Guarantee pursuant to Article Fourteen, as applicable, may determine, as evidenced by their execution of such Securities or Guarantees or notations, as the case may be.

If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute, and the Guarantor shall execute, as applicable, the notation of the Guarantee pursuant to Article Fourteen or the Guarantee endorsed on, and the Trustee shall authenticate and deliver in exchange therefor, one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

Section 305.    Registration, Registration of Transfer and Exchange.

(a) General

The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe and the transfer restrictions applicable to Restricted Securities herein provided, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall at all times be maintained outside Australia. The Trustee is hereby appointed “Security Registrar” for the purpose of registering Securities and transfers of such Securities as herein provided. There shall be only one Security Registrar for each series of Securities.

Upon surrender for registration of transfer of any Security of any series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Guarantor shall execute, as applicable, the notation of the Guarantee pursuant to Article Fourteen or the Guarantee endorsed thereon, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount and with the notation of the Guarantee pursuant to Article Fourteen or the Guarantee endorsed thereon. No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person.

Subject to this Section 305, at the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount and with the notation of the Guarantee pursuant to Article Fourteen or the Guarantee endorsed thereon, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Guarantor shall execute, as applicable, and the Trustee shall authenticate and deliver, the Securities with the notation of the Guarantee pursuant to Article Fourteen or the Guarantee endorsed thereon which the Holder making the exchange is entitled to receive.

All Securities issued upon any registration of transfer or exchange of Securities and the Guarantee shall be the valid obligations of the Company and the Guarantor, respectively, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange and the Guarantee thereof.

Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Guarantor or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company or the Guarantor and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing (with the signatures guaranteed in satisfactory form, if reasonably required by the Company, the Guarantor or the Trustee).

No service charge shall be made for any registration of transfer or exchange of Securities, but the Company and the Guarantor, as the case may be, may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 905 or 1107 not involving any transfer.

If the Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

(b) Restricted Securities

Restricted Securities of each series shall be subject to the restrictions on transfer (the “Transfer Restrictions”) provided in the applicable legend(s) (the “Restrictive Legends”) required to be set forth on the face of each Restricted Security pursuant to Section 202 and Section 205 or as otherwise specified as contemplated by Section 301 for the Restricted Securities of such series, and each Holder of a Restricted Security, by its acceptance thereof, agrees to be bound by, and to comply with, the Transfer Restrictions, in each case unless compliance with the Transfer Restrictions shall be waived by the Company or the Guarantor in writing delivered to the Trustee.

Except as otherwise specified as contemplated by Section 301 for the Securities of any series, the Transfer Restrictions shall cease and terminate with respect to any particular Restricted Security upon receipt by the Company or the Guarantor of evidence satisfactory to it (which may include an opinion of independent counsel experienced in matters of United States federal securities law) that, as of the date of determination, such Restricted Security (a) could be transferred by the Holder thereof pursuant to Rule 144(k) promulgated under the Securities Act, (b) has been sold pursuant to an effective registration statement under the Securities Act, or (c) has been transferred (i) in a transaction satisfying all the requirements of Rule 903 or 904 (as applicable) of Regulation S promulgated under the Securities Act or (ii) pursuant to Rule 144 under the Securities Act, and receipt by the Trustee of an Officer’s Certificate certifying that the Company or the Guarantor has received such evidence and that the Transfer Restrictions have ceased and terminated with respect to such Security. All references in the preceding sentence to any Regulation, Rule or provision thereof shall be deemed also to refer to any successor provisions thereof. In addition, the Company or the Guarantor may terminate the Transfer Restrictions with respect to any particular Restricted Security in such other circumstances as it determines are appropriate for this purpose and shall deliver to the Trustee and an Officer’s Certificate certifying that the Transfer Restrictions have ceased and terminated with respect to such Security.

At the request of the Holder and upon the surrender of such Restricted Security to the Trustee or Security Registrar for exchange in accordance with the provisions of this Section 305, any Restricted Security as to which the Transfer Restrictions shall have terminated in accordance with the preceding paragraph shall be exchanged for a new Security with the notation of the Guarantee pursuant to Article Fourteen or the Guarantee endorsed thereon, of like tenor and aggregate principal amount, but without the Restrictive Legends. Any Restricted Security as to which the Restrictive Legends shall have been removed pursuant to this paragraph (and any Securities and Guarantee issued upon registration of transfer of, exchange for or in lieu of such Restricted Security) shall thereupon cease to be “Restricted Securities” for all purposes of this Indenture.

The Company or the Guarantor shall notify the Trustee of the effective date of any registration statement registering any Restricted Securities under the Securities Act and shall ensure that any opinion of counsel received by it in connection with the removal of any Restrictive Legend is also addressed to the Trustee. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and without negligence on its part in accordance with such notice or any opinion of counsel.

As used in this Section 305(b), the term “transfer” encompasses any sale, pledge, transfer or other disposition of any Securities referred to herein.

(c) Global Securities

Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or part may be made or registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company or the Guarantor that it is unwilling or unable to continue to act as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security, (C) the Company or the Guarantor in either of their sole discretion shall have notified the Depositary by Company Order that the Global Securities shall be exchanged for such Securities, (D) a request for certificates has been made by the owner of a beneficial interest in such Global Security upon at least 60 days’ prior written notice given to the Trustee in accordance with the customary procedures of the Depositary for such Global Security and a copy of such notice has been received by the Company or the Guarantor from the Trustee or (E) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301. Any Global Security exchanged pursuant to clause (A) above shall be so exchanged in whole and not in part and any Global Security exchanged pursuant to clause (B), (C), (D) or (E) above may be exchanged in whole or from time to time in part as directed by the Depositary for such Global Security. Notwithstanding any other provision in this Indenture, a Global Security to which the restriction set forth in the second preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Securities registered only in the name or names of, such Person or Persons as the Depositary for such Global Security shall have directed and no transfer thereof other than such a transfer may be registered. Nothing in this Section 305(c) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with this Section 305.

Subject to the preceding paragraph, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 905 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

Until the termination of the Restricted Period with respect to Securities of a series, interests in any Regulation S Global Security of such series may be held only through Agent Members acting for and on behalf of Euroclear and Clearstream; provided, however, that the Trustee shall have no responsibility to determine compliance with this requirement.

(d) Transfers Between Global Securities

(i) Restricted Global Security to Regulation S Global Security. If the owner of a beneficial interest (an “Owner Transferor”) in a Restricted Global Security wishes at any time to transfer such beneficial interest to a person (an “Owner Transferee”) who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 305(d)(i). Upon receipt by the Trustee, as Security Registrar, at the Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from the Agent Member whose account is to be debited (an “Agent Member Transferor”) with respect to the Restricted Global Security directing the Trustee, as Security Registrar, to credit or cause to be credited to a specified account of another Agent Member (an “Agent Member Transferee”) (which shall be an account with Euroclear or Clearstream or both) a beneficial interest in a Regulation S Global Security in a principal amount equal to the beneficial interest in the Restricted Global Security to be transferred (the “Restricted Global Transferred Amount”), (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member Transferee to be credited with, and the account of the Agent Member Transferor to be debited for, the Restricted Global Transferred Amount, and (3) a certificate in substantially the form set forth in Section 312(a) given by the Owner Transferor, the Trustee, as Security Registrar, shall instruct the Depositary for such Global Securities to reduce the principal amount of the Restricted Global Security, and to increase the principal amount of the Regulation S Global Security, by the Restricted Global Transferred Amount, and to credit or cause to be credited to the account of the Agent Member Transferee a beneficial interest in the Regulation S Global Security, and to debit or cause to be debited to the account of the Agent Member Transferor a beneficial interest in the Restricted Global Security, in each case having a principal amount equal to the Restricted Global Transferred Amount.

(ii) Restricted Global Security to Unrestricted Global Security. If an Owner Transferor wishes at any time to transfer a beneficial interest in a Restricted Global Security to an Owner Transferee who wishes to take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 305(d)(ii). Upon receipt by the Trustee, as Security Registrar, at the Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from the Agent Member Transferor directing the Trustee, as Security Registrar, to credit or cause to be credited to a specified account of an Agent Member Transferee (which may but need not be an account with Euroclear or Clearstream) a beneficial interest in the Unrestricted Global Security in a principal amount equal to the Restricted Global Transferred Amount, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member Transferee to be credited with, and the account of the Agent Member Transferor to be debited for, the Restricted Global Transferred Amount, and (3) a certificate in substantially the form set forth in Section 312(b) given by the Owner Transferor, the Trustee, as Security Registrar, shall instruct the Depositary for such Global Securities to reduce the principal amount of the Restricted Global Security, and to increase the principal amount of the Unrestricted Global Security, by the Restricted Global Transferred Amount, and to credit or cause to be credited to the account of the Agent Member Transferee a beneficial interest in the Unrestricted Global Security, and to debit or cause to be debited to the account of the Agent Member Transferor a beneficial interest in the Restricted Global Security, in each case having a principal amount equal to the Restricted Global Transferred Amount.

(iii) Regulation S Global Security to Restricted Global Security. If an Owner Transferor wishes at any time to transfer a beneficial interest in a Regulation S Global Security to an Owner Transferee who wishes to take delivery thereof in the form of a beneficial interest in a Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 305(d)(iii). Upon receipt by the Trustee, as Security Registrar, at the Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from the Agent Member Transferor, directing the Trustee, as Security Registrar, to credit or cause to be credited to a specified account of an Agent Member Transferee a beneficial interest in the Restricted Global Security in a principal amount equal to that of the beneficial interest in the Regulation S Global Security to be so transferred (the “Regulation S Global Transferred Amount”), (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member Transferee to be credited with, and the account of the Agent Member Transferor (which must be an account with Euroclear or Clearstream or both) to be debited for, the Regulation S Global Amount, and (3) a certificate in substantially the form set forth in Section 312(c) given by Owner Transferor or Owner Transferee, as the case may be, the Trustee, as Security Registrar, shall instruct the Depositary for such Global Securities to reduce the principal amount of the Regulation S Global Security, and increase the principal amount of the Restricted Global Security, by the Regulation S Global Transferred Amount, and to credit or cause to be credited to the account of the Agent Member Transferee a beneficial interest in the Restricted Global Security, and to debit or cause to be debited to the account of the Agent Member Transferor a beneficial interest in the Regulation S Global Security, in each case having a principal amount equal to the Regulation S Global Transferred Amount.

(iv) Unrestricted Global Security to Restricted Global Security. If an Owner Transferor wishes at any time to transfer a beneficial interest in an Unrestricted Global Security to an Owner Transferee who wishes to take delivery thereof in the form of a beneficial interest in a Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 305(d)(iv). Upon receipt by the Trustee, as Security Registrar, at the Corporate Trust

Office of (1) written instructions given in accordance with the Applicable Procedures from the Agent Member Transferor, directing the Trustee, as Security Registrar, to credit or cause to be credited to a specified account of an Agent Member Transferee (which may but need not be an account with Euroclear or Clearstream) a beneficial interest in the Restricted Global Security in principal amount equal to that of the beneficial interest in the Unrestricted Global Security to be so transferred (the “Unrestricted Global Transferred Amount”), (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member Transferee to be credited with, and the account of the Agent Member Transferor to be debited for, the Unrestricted Global Transferred Amount, and (3) a certificate in substantially the form set forth in Section 312(d) given by the Owner Transferee, the Trustee, as Security Registrar, shall instruct the Depositary for such Securities to reduce the principal amount of the Unrestricted Global Security, and increase the principal amount of the Restricted Global Security, by the Unrestricted Global Transferred Amount, and to credit or cause to be credited to the account of the Agent Member Transferee a beneficial interest in the Restricted Global Security, and to debit or cause to be debited to the account of the Agent Member Transferor a beneficial interest in the Unrestricted Global Security, in each case having a principal amount equal to the Unrestricted Global Transferred Amount.

(e) Transfers from Certificated Securities to Global Securities

(i) Restricted Certificated Security to Restricted Global Security. If a Holder of a Restricted Certificated Security (a “Restricted Holder Transferor”) wishes at any time to transfer all or any portion of such Security to an Owner Transferee who wishes to take delivery thereof in the form of a beneficial interest in a Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 305(e)(i). Upon receipt by the Trustee, as Security Registrar, at the Corporate Trust Office of (1) the Restricted Certificated Security to be transferred duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company or the Guarantor and Security Registrar duly executed, by the Restricted Holder Transferor or his attorney duly authorized in writing providing for the transfer to the Depositary for such Restricted Global Security or its nominee, (2) written instructions given in accordance with the Applicable Procedures from the Restricted Holder Transferor directing the Trustee, as Security Registrar, to credit or cause to be credited to a specified account of an Agent Member Transferee a beneficial interest in a Restricted Global Security in a principal amount equal to the principal amount of the Restricted Certificated Security to be so transferred (the “Restricted Certificated Transferred Amount”), (3) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member Transferee to be credited with the Restricted Certificated Transferred Amount, and (4) a certificate in substantially the form set forth in Section 312(e) given by the Restricted Holder Transferor, the Trustee, as Security Registrar, shall cancel the Restricted Certificated Security and instruct the Depositary for the Restricted Global Security to increase the principal amount of the Restricted Global Security by the Restricted Certificated Transferred Amount, and to credit or cause to be credited to the account of the Agent Member Transferee a beneficial interest in the Restricted Global Security having a principal amount equal to the Restricted Certificated Transferred Amount. If any Restricted Certificated Security is to be transferred in part but not in whole, then the Company shall execute and the Guarantor shall execute, as applicable, and the Trustee shall authenticate and deliver, a new Restricted Certificated Security with the notation of the Guarantee pursuant to Article Fourteen or the Guarantee endorsed thereon for the principal amount of the Restricted Certificated Security and Guarantee not so transferred, registered in the name of the Restricted Holder Transferor.

(ii) Restricted Certificated Security to Regulation S Global Security. If a Restricted Holder Transferor wishes at any time to transfer all or any portion of a Restricted Certificated Security to an Owner Transferee who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 305(e)(ii). Upon receipt by the Trustee, as Security Registrar, at the Corporate Trust Office of (1) the Restricted Certificated Security to be transferred duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Guarantor and Security Registrar duly executed, by the Restricted Holder Transferor or his attorney duly authorized in writing providing for the transfer to the Depositary for such Global Security or its nominee, (2) written instructions given in accordance with the Applicable Procedures from the Restricted Holder Transferor directing the Trustee, as

Security Registrar, to credit or cause to be credited to a specified account of an Agent Member Transferee (which shall be an account with Euroclear or Clearstream or both) a beneficial interest in a Regulation S Global Security in a principal amount equal to the Restricted Certificated Transferred Amount, (3) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member Transferee to be credited with the Restricted Certificated Transferred Amount, and (4) a certificate in substantially the form set forth in Section 312(f) given by the Restricted Holder Transferor, the Trustee, as Security Registrar, shall cancel the Restricted Certificated Security and instruct the Depositary for the Regulation S Global Security to increase the principal amount of the Regulation S Global Security by the Restricted Certificated Transferred Amount, and to credit or cause to be credited to the account of the Agent Member Transferee a beneficial interest in the Regulation S Global Security having a principal amount equal to the Restricted Certificated Transferred Amount. If any Restricted Security is to be transferred in part but not in whole, then the Company shall execute, the Guarantor shall execute, as applicable, and the Trustee shall authenticate and deliver, a new Restricted Certificated Security with the notation of the Guarantee pursuant to Article Fourteen or the Guarantee endorsed thereon for the principal amount of the Restricted Certificated Security and the Guarantee not so transferred, registered in the name of the Restricted Holder Transferor.

(iii) Restricted Certificated Security to Unrestricted Global Security. If a Restricted Holder Transferor wishes at any time to transfer all or any portion of a Restricted Certificated Security to an Owner Transferee who wishes to take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 305(e)(iii). Upon receipt by the Trustee, as Security Registrar, at the Corporate Trust Office of (1) the Restricted Certificated Security to be transferred duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Guarantor and Security Registrar duly executed, by the Restricted Holder Transferor or his attorney duly authorized in writing providing for the transfer to the Depositary for such Global Security or its nominee, (2) written instructions given in accordance with the Applicable Procedures from the Restricted Holder Transferor directing the Trustee, as Security Registrar, to credit or cause to be credited to a specified account of an Agent Member Transferee (which may but need not be an account with Euroclear or Clearstream) a beneficial interest in an Unrestricted Global Security in a principal amount equal to the Restricted Certificated Transferred Amount, (3) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member Transferee to be credited with the Restricted Certificated Transferred Amount, and (4) a certificate in substantially the form set forth in Section 312(g) given by the Restricted Holder Transferor, the Trustee, as Security Registrar, shall cancel the Restricted Certificated Security and shall instruct the Depositary for the Unrestricted Global Security to increase the principal amount of the Unrestricted Global Security by the Restricted Certificated Transferred Amount, and to credit or cause to be credited to the account of the Agent Member Transferee a beneficial interest in the Unrestricted Global Security having a principal amount equal to the Restricted Certificated Transferred Amount. If any Restricted Certificated Security is to be so transferred in part but not in whole, then the Company shall execute, the Guarantor shall execute, as applicable, and the Trustee shall authenticate and deliver, a new Restricted Certificated Security with the notation of the Guarantee pursuant to Article Fourteen or the Guarantee endorsed thereon for the principal amount of the Restricted Certificated Security and Guarantee not so transferred, registered in the name of the Restricted Holder Transferor.

(f) Transfers from Restricted Securities to Restricted Certificated Securities

(i) Restricted Certificated Security to Restricted Certificated Security. If a Restricted Holder Transferor wishes at any time to transfer all or any portion of a Restricted Certificated Security to a person who wishes to take delivery thereof in the form of a Restricted Certificated Security (a “Holder Transferee”), such transfer may be effected only in accordance with this Section 305(f)(i). Upon receipt by the Trustee, as Security Registrar, at the Corporate Trust Office of (1) the Restricted Certificated Security to be transferred duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Guarantor and Security Registrar duly executed, by the Restricted Holder Transferor or his attorney duly authorized in writing providing for the transfer to the Holder Transferee and (2) a certificate in substantially the form set forth in Section 312(h) given by the Restricted Holder

Transferor, the Trustee, as Security Registrar, shall cancel the Restricted Certificated Security, and the Company shall execute, the Guarantor shall execute, as applicable, and the Trustee shall authenticate and deliver, a new Restricted Certificated Security with the notation of the Guarantee pursuant to Article Fourteen or the Guarantee endorsed thereon for the principal amount of the Restricted Certificated Security and Guarantee so transferred, registered in the name of the Holder Transferee. If any Restricted Certificated Security is so transferred in part but not in whole, then the Company shall execute, the Guarantor shall execute, as applicable, and the Trustee shall authenticate and deliver, a new Restricted Certificated Security with the notation of the Guarantee pursuant to Article Fourteen or the Guarantee endorsed thereon for the principal amount of the Restricted Certificated Security and Guarantee not so transferred, registered in the name of the Restricted Holder Transferor.

(ii) Restricted Global Security to Restricted Certificated Security. If an Owner Transferor wishes at any time to transfer a beneficial interest in a Restricted Global Security to a Holder Transferee, such transfer may be effected only in accordance with this Section 305(f)(ii). Upon receipt by the Trustee, as Security Registrar, at the Corporate Trust Office of (1) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member Transferor to be debited for the Restricted Global Transferred Amount and (2) a certificate in substantially the form set forth in Section 312(i) given by the Owner Transferor, the Trustee, as Security Registrar, shall instruct the Depositary for the Restricted Global Securities to reduce the principal amount of the Restricted Global Security by the Restricted Global Transferred Amount, and to debit or cause to be debited to the account of the Agent Member Transferor a beneficial interest in the Restricted Global Security equal to the Restricted Global Transferred Amount, and the Trustee shall authenticate and deliver, a new Restricted Certificated Security for the Restricted Global Transferred Amount, registered in the name of the Holder Transferee.

(g) Exchanges for Restricted Global Securities

(i) Exchange of Restricted Certificated Security for Restricted Global Security. If a Restricted Holder Transferor wishes at any time to exchange all or any portion of a Restricted Certificated Security for a beneficial interest in a Restricted Global Security, such exchange may be effected, subject to the Applicable Procedures, only in accordance with this Section 305(g)(i). Upon receipt by the Trustee, as Security Registrar, at the Corporate Trust Office of (1) the Restricted Certificated Security to be exchanged duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Guarantor and Security Registrar duly executed, by the Restricted Holder Transferor or his attorney duly authorized in writing providing for the transfer to the Depositary for such Global Security or its nominee, (2) written instructions given in accordance with the Applicable Procedures from the Restricted Holder Transferor, directing the Trustee, as Security Registrar, to credit or cause to be credited to a specified account of an Agent Member (the “Holder’s Agent Member”) a beneficial interest in a Restricted Global Security in a principal amount equal to the Certificated Transferred Amount, (3) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Holder’s Agent Member to be credited with the Certificated Transferred Amount, and (4) a certificate in substantially the form set forth in Section 312(j) given by the Restricted Holder Transferor, the Trustee, as Security Registrar, shall cancel the Restricted Certificated Security, and shall instruct the Depositary for the Restricted Global Security to increase the principal amount of the Restricted Global Security by the Certificated Transferred Amount, and to credit or cause to be credited to the account of the Holder’s Agent Member a beneficial interest in the Restricted Global Security having a principal amount equal to the Certificated Transferred Amount. If any Restricted Certificated Security is so transferred in part but not in whole, then the Company shall execute, the Guarantor shall execute, as applicable and the Trustee shall authenticate and deliver, a new Restricted Certificated Security with the notation of the Guarantee pursuant to Article Fourteen or the Guarantee endorsed thereon for the principal amount of the Restricted Certificated Security and Guarantee not so transferred, registered in the name of the Restricted Holder Transferor.

(ii) Exchange of Unrestricted Global Security for Restricted Global Security. If the owner of a beneficial interest in an Unrestricted Global Security wishes at any time to exchange such interest for a beneficial interest in a Restricted Global Security (an “Owner Exchanger”), such exchange may be effected, subject to the Applicable Procedures, only in accordance with this Section 305(g)(ii). Upon receipt by the Trustee, as Security Registrar, at the Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from an Agent Member Transferor, directing the Trustee, as Security Registrar, to credit or cause to be credited to a specified account of an Agent Member Transferee a beneficial interest in the Restricted Global Security equal to that of the beneficial interest in the Unrestricted Global Security to be so exchanged (the “Global Exchanged Amount”), (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member Transferee to be credited with, and the account of the Agent Member Transferor to be debited for, the Global Exchanged Amount, and (3) a certificate in substantially the form set forth in Section 312(k) given by the Owner Exchanger, the Trustee, as Security Registrar, shall instruct the Depositary for such Global Securities to reduce the principal amount of the Unrestricted Global Security, and increase the principal amount of the Restricted Global Security, by the Global Exchanged Amount, and to credit or cause to be credited to the account of Agent Member Transferee a beneficial interest in the Restricted Global Security, and to debit or cause to be debited to the account of the Agent Member Transferor a beneficial interest in the Unrestricted Global Security, in each case equal to the Global Exchanged Amount.

(h) Other Transfers and Exchanges

In case of any transfer or exchange the procedures and requirements for which are not addressed in detail in this Section 305, such transfer or exchange will be subject to such procedures and requirements as may be reasonably prescribed by the Company, the Guarantor and the Trustee from time to time and, in the case of a transfer or exchange involving a Global Security, the Applicable Procedures.

SECTION 306.    Mutilated, Destroyed, Lost and Stolen Securities.

If any mutilated Security is surrendered to the Trustee, the Company shall execute, and the Guarantor shall execute, as applicable, the notation of the Guarantee pursuant to Article Fourteen or the Guarantee endorsed on, and the Trustee shall authenticate and deliver in exchange therefor, a new Security of the same series and of like tenor and principal amount, having the notation of the Guarantee pursuant to Article Fourteen or the Guarantee endorsed thereon, as applicable, and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Company, the Guarantor and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, in the absence of notice to the Company, the Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and the Guarantor shall execute, as applicable, the notation of the Guarantee pursuant to Article Fourteen or the Guarantee endorsed on, and, the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount, having the notation of the Guarantee endorsed pursuant to Article Fourteen or the Guarantee thereon, as applicable, and bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company or the Guarantor in its discretion may, instead of issuing a new Security, pay such Security.

Upon the issuance of any new Security under this Section, the Company or the Guarantor, as the case may be, may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security and the Guarantee thereof shall constitute an original additional contractual obligation of the Company or the Guarantor, as the case may be, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities and Guarantees of that series duly issued hereunder.

Every new Security of any series issued pursuant to this Section in exchange for any mutilated Security or in lieu of any destroyed, lost or stolen Security, and the Guarantee thereof, shall constitute an original contractual obligation of the Company or the Guarantor, as the case may be, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities and Guarantees of that series duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.    Payment of Interest; Interest Rights Preserved.

Except as otherwise established as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company or the Guarantor, at its election in each case, as provided in Clause (1) or (2) below:

(1) The Company or the Guarantor may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company or the Guarantor shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company or the Guarantor shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company and the Guarantor of such Special Record Date and, in the name and at the expense of the Company or the Guarantor, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

(2) The Company or the Guarantor may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company or the Guarantor to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.    Persons Deemed Owners.

Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Guarantor, the Trustee nor any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

SECTION 309.    Cancellation.

All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of in accordance with the Trustee’s customary practices.

SECTION 310.    Computation of Interest.

Except as otherwise established as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

SECTION 311.    CUSIP Numbers.

The Company in issuing the Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Holders; provided that the Trustee shall assume no responsibility for the accuracy of such numbers and any such redemption shall not be affected by any defect in or omission of such numbers.

SECTION 312.    Certification Form.

(a) Except as otherwise specified as contemplated by Section 301 for Securities of any series, whenever any certification is required to be given pursuant to Section 305(d)(i) of this Indenture in connection with the transfer of a beneficial interest in a Restricted Global Security to a person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Security, such certification shall be provided substantially in the form of Annex A to this Indenture, with only such changes as shall be approved in writing by the Company.

(b) Except as otherwise specified as contemplated by Section 301 for Securities of any series, whenever any certification is required to be given pursuant to Section 305(d)(ii) of this Indenture in connection with the transfer of a beneficial interest in a Restricted Global Security to a person who wishes to take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, such certification shall be provided substantially in the form of Annex B to this Indenture, with only such changes as shall be approved in writing by the Company.

(c) Except as otherwise specified as contemplated by Section 301 for Securities of any series, whenever any certifications are required to be given pursuant to Section 305(d)(iii) of this Indenture in connection with the transfer of a beneficial interest in the Regulation S Global Security to a person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such certifications shall be provided substantially in the form of Annex C to this Indenture, with only such changes as shall be approved in writing by the Company.

(d) Except as otherwise specified as contemplated by Section 301 for Securities of any series, whenever any certification is required to be given pursuant to Section 305(d)(iv) of this Indenture in connection with the transfer of a beneficial interest in an Unrestricted Global Security to a person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such certification shall be provided substantially in the form of Annex D to this Indenture, with only such changes as shall be approved in writing by the Company.

(e) Except as otherwise specified as contemplated by Section 301 of Securities of any series, whenever any certification is required to be given pursuant to Section 305(e)(i) of this Indenture in connection with the transfer of all or any portion of such Restricted Certificated Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Restricted Global Security, such certification shall be provided substantially in the form of Annex E to this Indenture, with only such changes as shall be approved in writing by the Company.

(f) Except as otherwise specified as contemplated by Section 301 of Securities of any series, whenever any certification is required to be given pursuant to Section 305(e)(ii) of this Indenture in connection with the transfer of all or any portion of such Restricted Certificated Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Security, such certification shall be provided substantially in the form of Annex F to this Indenture, with only such changes as shall be approved in writing by the Company.

(g) Except as otherwise specified as contemplated by Section 301 of Securities of any series, whenever any certification is required to be given pursuant to Section 305(e)(iii) of this Indenture in connection with the transfer of all or any portion of such Restricted Certificated Security to a person who wishes to take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, such certification shall be provided substantially in the form of Annex G to this Indenture, with only such changes as shall be approved in writing by the Company.

(h) Except as otherwise specified as contemplated by Section 301 of Securities of any series, whenever any certification is required to be given pursuant to Section 305(f)(i) of this Indenture in connection with the transfer of all or any portion of a Restricted Certificated Security to a Person who wishes to take delivery thereof in the form of a Restricted Certificated Security, such certification shall be provided substantially in the form set forth in Annex H to this Indenture, with only such changes as shall be approved in writing by the Company.

(i) Except as otherwise specified as contemplated by Section 301 of Securities of any series, whenever any certification is required to be given pursuant to Section 305(f)(ii) of this Indenture in connection with the transfer of all or any portion of a Restricted Global Security to a Person who wishes to take delivery thereof in the form of a Restricted Certificated Security, such certification shall be provided substantially in the form set forth in Annex I to this Indenture, with only such changes as shall be approved in writing by the Company.

(j) Except as otherwise specified as contemplated by Section 301 of Securities of any series, whenever any certification is required to be given pursuant to Section 305(g)(i) of this Indenture in connection with the exchange of all or any portion of such Restricted Certificated Security for a beneficial interest in a Restricted Global Security, such certification shall be provided substantially in the form of Annex J to this Indenture, with only such changes as shall be approved in writing by the Company.

(k) Except as otherwise specified as contemplated by Section 301 of Securities of any series, whenever any certification is required to be given pursuant to Section 305(g)(ii) of this Indenture in connection with the exchange of a beneficial interest in an Unrestricted Global Security for a beneficial interest in a Restricted Global Security, such certification shall be provided substantially in the form of Annex K to this Indenture, with only such changes as shall be approved in writing by the Company.

ARTICLE FOUR

SATISFACTION AND DISCHARGE

Section 401.    Satisfaction and Discharge of Indenture.

This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute instruments in form and substance satisfactory to the Trustee, the Company and the Guarantor acknowledging satisfaction and discharge of this Indenture, when

(1) either

(A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money in the applicable currency has theretofore been deposited in trust or segregated and held in trust by the Company or the Guarantor and thereafter repaid to the Company or the Guarantor, as the case may be, or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

(B) all such Securities not theretofore delivered to the Trustee for cancellation

(i) have become due and payable, or

(ii) will become due and payable at their Stated Maturity within one year, or

(iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company or the Guarantor, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in the applicable currency in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

(2) the Company or the Guarantor has paid or caused to be paid or made provision satisfactory to the Trustee for the payment of all other sums payable hereunder by the Company; and

(3) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Guarantor to the Trustee and the lien of the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 613, any obligations of the Trustee under Section 402, the rights and obligations set forth in the last paragraph of Section 1003 and any rights of registration of transfer, exchange or replacement of Securities provided in Sections 304, 305, 306, 905, 1002 or 1107 and any rights to Additional Amounts pursuant to Section 1007 shall survive.

SECTION 402.    Application of Trust Money.

Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any interest for whose payment such money has been deposited with the Trustee.

ARTICLE FIVE

REMEDIES

SECTION 501.    Events of Default.

“Event of Default”, wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless such event is either inapplicable to a particular series or it is specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution creating such series of Securities or in the form of Security for such series:

(1) default in the payment of any interest upon any Security of that series when it becomes due and payable (or default in the payment of any Additional Amounts by the Company or the Guarantor), and continuance of such default for a period of 30 days; or

(2) default in the payment of the principal of or any premium on any Security of that series at its Maturity; or

(3) default in the deposit of any sinking fund payment when and as due for any Security of that series; or

(4) default in the performance, or breach, of any covenant or warranty of the Company or the Guarantor in this Indenture with respect to the Securities of that series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been established as contemplated by Section 301 solely for the benefit of a series of Securities other than that series), or, as the case may require, the Guarantee, and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach, requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(5) a default under any bond, debenture, note or other evidence of Indebtedness for Money Borrowed by the Company or the Guarantor (including a default with respect to Securities of any series other than that series) having an aggregate principal amount outstanding of at least US$20,000,000 (or the equivalent thereof in any other currency or currency unit), or under any mortgage, indenture or instrument (including this Indenture) under which there may be issued or by which there may be secured or evidenced any Indebtedness for Money Borrowed by the Company or the Guarantor having an aggregate principal amount outstanding of at least US$20,000,000 (or the equivalent thereof in any other currency or currency unit), whether such indebtedness now exists or shall hereafter be created, which default shall have resulted in such indebtedness (in each such case being, such indebtedness of at least US$20,000,000 (or the equivalent thereof in any other currency or currency unit) aggregate principal amount outstanding) becoming or being validly declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness having been discharged, or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company and the Guarantor by the Trustee or to the Company, the Guarantor and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company or the Guarantor, as the case may be, to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled, as the case may be, and stating that such notice is a “Notice of Default” hereunder; provided, however, that, subject to the provisions of Sections 601 and 602, the Trustee shall not be deemed to have knowledge or notice of such default unless a Responsible Officer of the Trustee shall have received at the Corporate Trust Office written notice of such default from the Company, from the Guarantor, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

(6) an order shall be made or any effective resolution shall be passed for the winding up of the Company or the Guarantor, other than such an order made or a resolution passed for the purposes of a reconstruction, amalgamation or reorganization where the Company or the Guarantor, as the case may be, is solvent; or

(7) the Company or the Guarantor shall become insolvent, shall admit in writing its inability to pay its debts as they fall due or shall stop payment of its debts generally; or

(8) the Company or the Guarantor shall enter into or make any compromise arrangement with its creditors generally including the entering into of some form of moratorium with its creditors generally, other than such a compromise arrangement for the purposes of a reconstruction, amalgamation or reorganization where the Company or the Guarantor, as the case may be, is solvent; or

(9) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company or the Guarantor or a Restricted Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or there shall be appointed a receiver, administrator, liquidator, custodian, trustee or sequestrator (or similar officer) over the whole or substantially the whole of the assets of the Company or the Guarantor or the Restricted Subsidiary, as the case may be and any such decree, order or appointment is not removed, discharged or withdrawn within 60 days thereafter; or

(10) the Company or the Guarantor or a Restricted Subsidiary shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, other than a case commenced under an applicable law not pertaining to bankruptcy or insolvency for the purposes of a reconstruction, amalgamation or reorganization where the Company or the Guarantor or the Restricted Subsidiary, as the case may be, is solvent, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, administrator liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or the Guarantor or the Restricted Subsidiary over the whole or substantially the whole of its assets, or make any general assignment for the benefit of creditors; or

(11) a distress, attachment, execution or other legal process in any amount exceeding US$20,000,000 (or the equivalent thereof in any other currency or currency unit) is issued, levied, enforced or sued upon or against any part of the Property of the Guarantor or any Subsidiary of the Guarantor and is not paid out, satisfied, withdrawn or set aside within 60 days of issue, levy or enforcement; or

(12) any other Event of Default established as contemplated by Section 301 with respect to Securities of that series.

SECTION 502.    Acceleration of Maturity; Rescission and Annulment.

If an Event of Default (other than an Event of Default specified in Section 501(9) or Section 501(10)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, if any Securities of that series are Original

Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof established as contemplated by Section 301) to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 501(9) or Section 501(10) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the principal of, Additional Amounts, if any, and any accrued interest on such Securities then Outstanding shall become immediately due and payable.

At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

(1) the Company or the Guarantor has irrevocably paid or irrevocably deposited with the Trustee a sum sufficient to pay

(A) all overdue interest on all Securities of that series,

(B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

(C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates established as contemplated by Section 301 therefor, and

(D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all amounts due to the Trustee under Section 607;

and

(2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.    Collection of Indebtedness and Suits for Enforcement by Trustee.

The Company and the Guarantor covenant that if

(1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

(2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company and the Guarantor will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates established as contemplated by Section 301 therefor, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due to the Trustee under Section 607.

If the Company and the Guarantor fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or the Guarantor or any other obligor upon such Securities or the Guarantee, as the case may be, and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or the Guarantor or any other obligor upon such Securities or the Guarantee, as the case may be, wherever situated.

If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.    Trustee May File Proofs of Claim.

In case of any judicial proceeding relative to the Company or the Guarantor (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act (as if the Trust Indenture Act applied to this Indenture) in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.

SECTION 505.    Trustee May Enforce Claims Without Possession of Securities.

All rights of action and claims under this Indenture or the Securities or the Guarantee may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and other amounts due to it under Section 607, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.    Application of Money Collected.

Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 607;

SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

THIRD: The balance, if any, to the Person or Persons entitled thereto.

SECTION 507.    Limitation on Suits.

No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy herewith, unless

(1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

(2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508.    Unconditional Right of Holders to Receive Principal, Premium and Interest.

Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307 and Section 1007) interest on such Security (and any Additional Amounts) pursuant to the terms thereof or the Guarantee thereof (and any Additional Amounts) on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.    Restoration of Rights and Remedies.

If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.    Rights and Remedies Cumulative.

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.    Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.    Control by Holders.

Subject to Section 603(5), the Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

(1) such direction shall not be in conflict with any rule of law or with this Indenture,

(2) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction, or

(3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction,

provided further that the Trustee shall be under no obligation to determine whether any such direction shall be in such conflict or so unjustly prejudicial.

Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by Holders of Securities.

SECTION 513.    Waiver of Past Defaults.

The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

(1) in the payment of the principal of or any premium or interest on any Security of such series, or

(2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.    Undertaking for Costs.

In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant; provided that this Section shall not be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, the Guarantor, the Trustee or any Holder or group of Holders holding in aggregate more than 10% in aggregate principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or any premium or interest on any Outstanding Security of any series on or after the due date expressed in such Security.

SECTION 515.    Waiver of Usury, Stay or Extension Laws.

Each of the Company and the Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE SIX

THE TRUSTEE

SECTION 601.    Certain Duties and Responsibilities.

(a) Except during the continuance of an Event of Default with respect to the Securities of any series,

(1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

(b) In case an Event of Default has occurred and is continuing with respect to Securities of any series, the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to the Securities of such series, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

(1) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

(2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the written direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Securities of such series; and

(4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.    Notice of Defaults.

Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit to all Holders of the Securities of each series affected thereby, in the manner provided in Section 106, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, or any premium or interest (or any Additional Amounts in respect of the foregoing) on, any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any default of the character specified in Section 501(4) no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term “default” means any event that is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603.    Certain Rights of Trustee.

Subject to the provisions of Section 601:

(1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, securities, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

(3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate;

(4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, securities, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry on investigation, it shall be entitled to examine the books, records and premises of the Company or the Guarantor, personally or by agent or attorney;

(7) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

(8) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

(9) the Trustee shall not be deemed to have or charged with knowledge of any default (as defined in Section 602) or Event of Default with respect to the Securities of any series for which it is acting as Trustee unless written notice of such default or Event of Default shall have been given to a Responsible Officer of the Trustee by the Company, the Guarantor or any other obligor on such Securities or by any Holder of such Securities.

SECTION 604.    Not Responsible for Recitals or Issuance of Securities.

The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company or the Guarantor, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Guarantees. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company or the Guarantor of the Securities of the proceeds thereof.

SECTION 605.    May Hold Securities.

The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Trustee, the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company and the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.    Money Held in Trust.

Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on or investment of any money received by it hereunder except as otherwise agreed in writing with the Company or the Guarantor, as the case may be.

SECTION 607.    Compensation and Reimbursement.

The Company agrees

(1) to pay to the Trustee from time to time such reasonable compensation for all services rendered by it hereunder in such amounts as shall have been agreed upon in writing by the Company and the Trustee from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent any such expense, disbursement or advance may be attributable to its negligence or bad faith or willful misconduct; and

(3) to indemnify the Trustee, its officers, directors, employees and agents for, and to defend and hold it harmless against, any loss, liability or expense (including the reasonable compensation and the expenses and disbursements of its agents and counsel), arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith or willful misconduct;

To ensure the Company’s payment obligations under this Section 607, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property collected or held in trust for the benefit of the Holders of particular Securities. Such lien and the obligations of the Company under this Section 607 shall survive satisfaction and discharge of this Indenture or the resignation or removal of the Trustee.

In the event the Company fails to make any such payments, the Guarantor agrees to make such payments on its behalf which agreement shall survive the resignation or removal of any Trustee and the satisfaction and discharge of this Indenture.

“Trustee” for purposes of this Section 607 shall include any predecessor Trustee, but the negligence or bad faith or willful misconduct of any Trustee shall not affect the rights or obligations of the Company or the Guarantor or any other Trustee hereunder.

When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(9) or (10), the expenses and the compensation for the services are intended to constitute expenses of administration under bankruptcy law.

The obligations of the Company under this Section 607 shall survive the discharge of this Indenture, the final payment in full of the Securities, and the resignation or removal of the Trustee hereunder.

SECTION 608.    Corporate Trustee Required; Eligibility.

There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, has a combined capital and surplus of at least US$50,000,000 and has its Corporate Trust Office in the Borough of Manhattan, The City of New York, New York. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Securities of any series shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 609.    Resignation and Removal; Appointment of Successor.

No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 610.

The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company and the Guarantor. If the instrument of acceptance by a successor Trustee required by Section 610 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company and the Guarantor.

If at any time:

(1) the Trustee shall cease to be eligible under Section 608 and shall fail to resign after written request therefor by the Company or the Guarantor or by any such Holder, or

(2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company or the Guarantor by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company and the Guarantor, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 610. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 610, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company and the Guarantor. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company and the Guarantor or the Holders and accepted appointment in the manner required by Section 610, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

The Company shall give notice, or shall cause the Security Registrar to give notice, of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 610.    Acceptance of Appointment by Successor.

In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company, the Guarantor or any successor Trustee, such retiring Trustee shall, upon payment of its charges, duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 611.    Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 612.    Certain Agreements of the Trustee.

The Trustee agrees with the Company and the Guarantor that it will not, and it will procure that none of its directors, officers, employees or authorized agents will, take or permit to be taken an executed counterpart of this Indenture or any photocopy of such executed counterpart or any copy thereof into any State or Territory of Australia where the same would be liable for ad valorem stamp duty, except for the purpose of enforcement of the obligations hereunder or the preservation of any rights hereunder or for the purpose of complying with a requirement imposed by order of a competent court or government or other similar authority.

SECTION 613.    Appointment of Authenticating Agent.

The Trustee, with the consent of the Company and the Guarantor, may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, except upon original issue or pursuant to Section 306, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than US$50,000,000 and subject to supervision or examination by United States federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company and the Guarantor. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company and the Guarantor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and the Guarantor and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form:

This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, As Trustee

By:
As Authenticating Agent

By:
Authorized Officer

If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing or by facsimile (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect of such series of Securities.

ARTICLE SEVEN

HOLDERS’ LISTS AND REPORTS BY TRUSTEE AND COMPANY AND GUARANTOR

Section 701.    Company and Guarantor to Furnish Trustee Names and Addresses of Holders.

The Company and the Guarantor will furnish or cause the Security Registrar to furnish to the Trustee

(1) semi-annually, not later than ten days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Outstanding Securities of each series as of such Regular Record Date, and

(2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company, or the Guarantor, as the case may be, of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be Security Registrar for Securities of a series, no such list need be furnished with respect to such series of Securities.

Section 702.    Preservation of Information; Communications to Holders.

The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

The rights of Holders of the Securities of any series to communicate with other Holders of Securities of such series with respect to their rights under this Indenture or under the Securities or the Guarantee, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act (as if the provisions of the Trust Indenture Act applied to this Indenture).

Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that none of the Company, the Guarantor nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act (as if the provisions of the Trust Indenture Act applied to this Indenture) or other applicable law.

SECTION 703.    Reports by Company and the Guarantor.

(a) The Company and the Guarantor shall furnish to the Trustee any information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act within 15 days after the same is so required to be filed with the Commission.

(b) With respect to the Securities of any series and for so long as the Securities of such series are Outstanding, the Company and the Guarantor shall furnish to the Trustee as soon as practicable, and the Trustee shall promptly distribute to the Holders of Securities of such series, such information as is specified as contemplated by Section 301 for Securities of such series.

ARTICLE EIGHT

CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.    Company or Guarantor May Consolidate, Etc., Only on Certain Terms.

For so long as any Securities remain Outstanding under this Indenture, neither the Company nor the Guarantor shall consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

(1) in case the Company or the Guarantor, as the case may be, shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company or the Guarantor is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company, or the Guarantor, as the case may be, substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the applicable jurisdiction and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, (A) in the case of the Company, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture (including any obligation to pay any Additional Amounts) on the part of the Company to be performed or observed or (B) in the case of the Guarantor, the performance or observance of the Guarantee and every covenant of this Indenture (including any obligation to pay any Additional Amounts) on the part of the Guarantor to be performed or observed;

(2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or the Guarantor as a result of such transaction as having been incurred at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

(3) any Person formed by the consolidation with the Company or the Guarantor or into which the Company or the Guarantor, as the case may be, is merged or which acquires by conveyance or transfer, or which leases, the properties and assets of the Company or the Guarantor, as the case may be, substantially as an entirety (each, in the case of the Company, a “Successor”, in the case of the Guarantor, a “Successor Guarantor”, with any “Successor” or “Successor Guarantor” hereinafter sometimes referred to as a “Successor Person”) and which is not organized and validly existing under the laws of Australia, shall expressly agree, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, (A) to indemnify the Holder of each Security against (i) any tax, assessment or governmental charge imposed on such Holder or required to be withheld or deducted from any payment to such Holder as a consequence of such consolidation, merger, conveyance, transfer or lease, and (ii) any costs or expenses of the act of such consolidation, merger, conveyance, transfer or lease, and (B) that all payments pursuant to the Securities or the Guarantee in respect of the principal of and any premium and interest on the Securities, as the case may be, shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the jurisdiction of organization of such Person or any political subdivision or taxing authority thereof or therein, unless such taxes, duties, assessments or governmental charges are required by such jurisdiction or any such subdivision or authority to be withheld or deducted, in which case such Person will pay such additional amounts of, or in respect of, principal and any premium and interest (“Successor Additional Amounts”) as will result (after deduction of such taxes, duties, assessments or governmental charges and any additional taxes, duties, assessments or governmental charges payable in respect of such) in the payment to each Holder of a Security of the amounts which would have been payable pursuant to the Securities or the Guarantee, as the case may be, had no such withholding or deduction been required, except that no Successor Additional Amounts shall be so payable for or on account of:

(A) any tax, duty, assessment or other governmental charge which would not have been imposed but for the fact that such Holder: (i) was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, the jurisdiction of organization of such Person or any of its territories or any political subdivision thereof or otherwise had some connection with such jurisdiction other than the mere ownership of, or receipt of payment under, the Securities or the Guarantee; (ii) presented (if presentation shall be required) the Securities or the Guarantee for payment in such jurisdiction or any of its territories or any political subdivision thereof, unless the Securities or the Guarantee could not have been presented for payment elsewhere; or (iii) presented (if presentation shall be required) the Securities or the Guarantee, as the case may be, more than thirty (30) days after the date on which the payment in respect of the Securities or the Guarantee first became due and payable or provided for, whichever is later, except to the extent that the Holder would have been entitled to such Successor Additional Amounts if it had presented the Securities or the Guarantee for payment on any day within such period of thirty (30) days;

(B) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(C) any tax, assessment or other governmental charge which is payable otherwise than by withholding or deduction from payments of (or in respect of) principal of or any premium or interest on, the Securities or the Guarantee;

(D) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of a Security with a request of the Company or the Successor Guarantor addressed to the Holder (i) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner (including, without limitation, the supply of any appropriate tax file number or other appropriate exemption details) or (ii) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (i) or (ii), is required or imposed by statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

(E) any combination of items (A), (B), (C) and (D);

nor shall Successor Additional Amounts be paid with respect to any payment of the principal of or any premium or interest on the Securities or the Guarantee to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the jurisdiction of organization of such Person (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Successor Additional Amounts had it been the Holder of the Security; and

(4) the Company or the Guarantor, as the case may be, has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.    Successor Substituted.

Upon any consolidation of the Company or the Guarantor with, or merger of the Company or the Guarantor into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company or the Guarantor substantially as an entirety in accordance with Section 801, the Successor Person formed by such consolidation or into which the Company or the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as the case may be, under this Indenture with the same effect as if such Successor Person had been named as the Company or the Guarantor, as the case may be, herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities or the Guarantees, as the case may be.

ARTICLE NINE

SUPPLEMENTAL INDENTURES

SECTION 901.    Supplemental Indentures Without Consent of Holders.

Without the consent of any Holders, the Company and the Guarantor, when authorized by a Board Resolution of the Company and the Guarantor, as applicable, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(1) to evidence the succession of another Person to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Securities and any Guarantee; or

(2) to add to the covenants of the Company or the Guarantor or to surrender any right or power herein conferred upon the Company or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants or surrenders are to be for the benefit of less than all series of Securities, stating that such covenants or surrenders are expressly being included solely for the benefit of such series); or

(3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or

(4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

(5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or

(6) to secure the Securities or the Guarantee pursuant to the requirements of Section 1008 or otherwise; or

(7) to establish the form or terms of Securities of any series as contemplated by Section 201 or 301; or

(8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 610; or

(9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

(10) to modify the restrictive legends set forth on the face of the form of Security in Sections 202 or as are otherwise set forth pursuant to Section 201 and 301, or modify the form of certificate set forth in Section 312; provided, however, that any such modification shall not adversely affect the interest of the Holders of the Securities in any material respect; or

(11) to make any other change that does not adversely affect the interests of the Holders of the Securities in any material respect.

SECTION 902.    Supplemental Indentures With Consent of Holders.

With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company and the Guarantor, when authorized by a Board Resolution of the Company and the Guarantor, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

(1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change any obligation of the Company or the Guarantor to pay any Additional Amounts or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

(2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

(3) modify any of the provisions of this Section, Section 513 or Section 1012, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section and Section 1012, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(8), or

(4) change in any manner adverse to the interests of the Holders of Securities of any series the terms and conditions of the obligations of the Guarantor in respect of the due and punctual payment of the principal thereof and any premium and interest thereon (and any Additional Amounts in respect thereof) or any sinking fund payments provided in respect thereof.

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.    Execution of Supplemental Indentures.

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601 and 603) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to such execution and delivery of such supplemental indenture have been satisfied. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.    Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby, except to the extent, if any, therein expressly provided otherwise.

SECTION 905.    Reference in Securities to Supplemental Indentures.

Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Guarantor shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company and the Guarantor, to any such supplemental indenture may be prepared and executed by the Company, the notation of the Guarantor or the Guarantees endorsed thereon may be prepared and executed by the Guarantor and such Securities may be authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

ARTICLE TEN

COVENANTS

SECTION 1001.    Payment of Principal, Premium and Interest.

The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

SECTION 1002.    Maintenance of Office or Agency.

The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment (including payment of any Additional Amounts payable on such Securities), where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

The Guarantor will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment (including payment of any Additional Amounts payable on such Securities) pursuant to any Guarantee and where notices and demands to or upon the Guarantor in respect of any Guarantee and this Indenture may be served. The Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders and demands may be made or served at the Corporate Trust Office of the Trustee, and the Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders and demands.

The Guarantor may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for such purpose or where such notices or demands may be served and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Guarantor of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Guarantor will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.    Money for Securities Payments to Be Held in Trust.

If the Company or the Guarantor shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust outside Australia for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held in trust for the benefit of the Persons entitled to such principal or any premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act.

The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided, (2) give the Trustee notice of any default by the Company or the Guarantor (or any other obligor upon the Securities of that series) in the making of any payment of principal, premium, if any, or interest on the Securities or any Guarantee and (3) during the continuance of any default by the Company or the Guarantor (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series or any Guarantee, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series or such Guarantee(s).

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Trustee or any Paying Agent, or then held by the Company or the Guarantor, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium, interest or Additional Amounts has become due and payable shall, upon receipt of a Company Request, be paid to the Company or the Guarantor by the Trustee or such Paying Agent, or (if then held by the Company or the Guarantor) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company or the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or the Guarantor as trustee thereof, shall thereupon cease.

SECTION 1004.    Statement by Officers as to Default.

Each of the Company and the Guarantor will deliver to the Trustee, within 120 days after the end of each fiscal year of the Guarantor ending after the date hereof, an Officer’s Certificate of the Company or the Guarantor, as the case may be, stating whether or not to the knowledge of the signers thereof it is in compliance with all conditions and covenants under this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the Company or Guarantor shall be in default specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1005.    Existence.

Subject to Article Eight, each of the Company and the Guarantor will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that neither the Company nor the Guarantor shall be required to preserve any such right or franchise if the Board of Directors shall determine in a Board Resolution that the preservation thereof is no longer desirable in the conduct of its business and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1006.    Payment of Taxes and Other Claims.

Each of the Company and the Guarantor will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon it or upon the income, profits or property of it, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or the Guarantor; provided, however, that the Company and the Guarantor shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (A) whose amount, applicability or validity is being contested in good faith, (B) where the failure to pay or discharge or to cause to be paid or discharged such tax, assessment, charge or claim would (in the opinion of any two executive officers and/or Directors of the Guarantor set forth in an Officer’s Certificate delivered to the Trustee) not (i) result in a material adverse effect on the financial condition of the Guarantor and its subsidiaries, taken as a whole, or (ii) have an adverse effect on the legality, validity or enforceability of the Securities or the Guarantee.

SECTION 1007.    Additional Amounts

All payments in respect of the Securities and all payments pursuant to any Guarantee, shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Australia or any political subdivision or taxing authority thereof or therein, unless such taxes, duties, assessments or governmental charges are required by Australia or any such subdivision or authority to be withheld or deducted by law. In that event, the Company or the

Guarantor, as applicable, will pay such additional amounts of, or in respect of, principal and any premium and interest (“Additional Amounts”) as will result (after deduction of such taxes, duties, assessments or governmental charges and any additional taxes, duties, assessments or governmental charges payable in respect of such) in the payment to each Holder of a Security or Guarantee of the amounts which would have been payable in respect of such Security or the Guarantee had no such withholding or deduction been required, except that no Additional Amounts shall be so payable for or on account of:

(1) any tax, duty, assessment or other governmental charge which would not have been imposed but for the fact that such Holder: (A) was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, Australia or any of its territories or any political subdivision thereof or otherwise had some connection with Australia other than the mere ownership of, or receipt of payment under, the Security or the Guarantee; (B) presented (if presentation shall be required) the Security or the Guarantee thereof for payment in Australia or any of its territories or any political subdivision thereof, unless the Security or the Guarantee could not have been presented for payment elsewhere; or (C) presented (if presentation shall be required) the Security or the Guarantee more than thirty (30) days after the date on which the payment in respect of the Security or the Guarantee first became due and payable or provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amounts if it had presented the Security or the Guarantee for payment on any day within such period of thirty (30) days;

(2) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge;

(3) any tax, assessment or other governmental charge which is payable otherwise than by withholding or deduction from payments in respect of the Security or the Guarantee;

(4) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure to comply by the Holder or the beneficial owner of a Security with a request of the Company or the Guarantor addressed to the Holder (A) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner (including, without limitation, the supply of any appropriate tax file number or other appropriate exemption details) or (B) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (A) or (B), is required or imposed by statute, treaty, regulation or administrative practice of the taxing jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge; or

(5) any combination of items (1), (2), (3) and (4);

nor shall Additional Amounts be paid with respect to any payment in respect of the Security or the Guarantee to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of the Security or the Guarantee to the extent such payment would be required by the laws of Australia (or any political subdivision or taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts of interest had it been the Holder of the Security.

Whenever in this Indenture there is mentioned, in any context, any payments pursuant to the Security or the Guarantee, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Additional Amounts in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

SECTION 1008.    Limitation on Liens

Pursuant to this Indenture, so long as any Securities are Outstanding, the Guarantor may not, and the Guarantor may not permit any Restricted Subsidiary to create or permit to exist any Lien on the whole or any part of any Property and may not, and may not permit any Subsidiary to, create or permit to exist any Lien upon any shares or stock of any Restricted Subsidiary, in either case to secure any present or future Indebtedness for Money Borrowed without making effective provision whereby the Securities shall be secured equally and ratably with (or, at the option of the Guarantor, or such Restricted Subsidiary, prior to) such Indebtedness for Money Borrowed, so long as such Indebtedness for Money Borrowed shall be so secured; provided, however, that the above shall not apply to:

(a) any Lien existing on or prior to the date of the issuance of the outstanding Securities;

(b) any Lien over any Property (or documents of title thereto) or shares or stock of any Restricted Subsidiary securing indebtedness incurred to finance all or part of the price of the acquisition, extension, development, redevelopment, modification or improvement of such Property or the acquisition of any Restricted Subsidiary that was created prior to, at, or within one year of such acquisition, extension, development, redevelopment, modification or improvement; provided, however, that (i) at the time any such Lien attaches to such Property (or documents of title thereto) or shares or stock of any Restricted Subsidiary, the aggregate principal amount of Indebtedness for Money Borrowed secured by such Lien shall not exceed the purchase price or the cost of acquisition, extension, development, redevelopment, modification or improvement of such Property, or portions thereof, so acquired or constructed, and (ii) the Lien may not extend to any other Property owned by the Guarantor or any Restricted Subsidiary (except, however, in the case of construction, the Lien may extend to real property on which the Property being constructed is located) at the time the Lien is incurred;

(c) any Lien arising by operation of law and not securing amounts more than 90 days overdue or otherwise being contested in good faith;

(d) judgement Liens not giving rise to an Event of Default;

(e) any Lien existing on the Property of any Restricted Subsidiary (which becomes a Restricted Subsidiary after the date of the issuance of the Outstanding Securities) prior to the date of such Restricted Subsidiary becoming a Restricted Subsidiary, provided that such Lien was not created in contemplation of such Restricted Subsidiary becoming a Restricted Subsidiary and; provided further, that any such Lien may not extend to any other Property or shares or stock of any Restricted Subsidiary owned by the Guarantor or any Restricted Subsidiary;

(f) any Lien over any Property (or documents of title thereto) or shares or stock of any Restricted Subsidiary which is acquired by the Guarantor or any Restricted Subsidiary subject to such Lien, provided, however, that any such Lien may not extend to any other Property owned by the Guarantor or any Restricted Subsidiary;

(g) any Lien arising solely by operation of law over any credit balance or cash held in any account with a financial institution;

(h) rights of financial institutions to offset credit balances in connection with the operation of cash management programs established for the benefit of the Guarantor and/or any Restricted Subsidiary or in connection with the issuance of letters of credit for the benefit of the Guarantor and/or any Restricted Subsidiary;

(i) any Lien incurred or deposits made in the ordinary course of business, including, but not limited to, (i) any mechanics’, materialmen’s, carriers’, workmen’s, vendors’ or other like Liens, (ii) any Liens securing amounts in connection with workers’ compensation, health insurance, unemployment insurance, pensions and other types of social security, and (iii) any easements, rights-of-way, restrictions and other similar charges not interfering with the ordinary conduct of the business of the Guarantor or any Restricted Subsidiary;

(j) any Lien incurred or deposits made securing the performance of tenders, bids, leases, statutory obligation, surety and appeal bonds, government contracts, performance and return-of-money bonds and other obligations of like nature incurred in the ordinary course of business;

(k) Liens in favor of Australia or any State thereof, or any political subdivision, agency, department or other instrumentality of Australia or any State thereof, including any Australian national export credit agency or organization, to secure progress payments, advances or other payments pursuant to any contract or provision of any statute or in connection with the financing of imports to or exports from Australia by the Guarantor or any Restricted Subsidiary;

(l) any Lien securing taxes or assessments or other applicable governmental charges or levies, including sales taxes, value added taxes and customs and excise taxes and duties that either (a) are not yet delinquent by more than 30 days or (b) are being contested in good faith by appropriate proceedings and as to which appropriate reserves have been established or other provisions have been made in accordance with Australian GAAP;

(m) Liens in favor of the Guarantor or any Subsidiary, other than a Lien from the Guarantor in favor of a Subsidiary;

(n) Liens with respect to which the Guarantor or a Restricted Subsidiary has paid money or deposited securities with a trustee or depositary pursuant to a Defeasance Agreement;

(o) Liens to secure obligations arising under Interest Rate Agreements, Commodity Agreements and Currency Agreements;

(p) Liens on any assignment of proceeds from the sale of commercial paper created and issued by the Guarantor or any Subsidiary pursuant to any standby credit facility agreement between the Guarantor or any Restricted Subsidiary and the provider of such standby credit facility;

(q) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Lien referred to in (a) to (p), inclusive, for amounts not exceeding the principal amount of the borrowed money secured by the Lien so extended, renewed or replaced, provided that such extension, renewal or replacement Lien is limited to all or a part of the same Property or shares or stock of the Restricted Subsidiary that secured the Lien extended, renewed or replaced (plus improvements on such Property);

Notwithstanding the above or Section 1009, the Guarantor or any Restricted Subsidiary may create, issue, incur, assume, guarantee or in any other manner become directly or indirectly liable for the payment of Indebtedness for Money Borrowed secured by a Lien which would otherwise be prohibited under this Section 1008 or enter into any sale and lease-back transaction that would otherwise be prohibited by Section 1009 provided, however, that the aggregate amount of all such Indebtedness for Money Borrowed of the Guarantor and each Restricted Subsidiary or any of them and the aggregate Attributable Value of all such sale and lease-back transactions of the Guarantor and each Restricted Subsidiary or any of them at any one time outstanding together shall not exceed 10% of Consolidated Tangible Assets.

For the purposes of this Section 1008 and Section 1009, the following terms shall have the following definitions:

“Attributable Value” means, as to any particular lease under which the Guarantor or any Restricted Subsidiary is at any time liable as lessee at any date as of which the amount thereof is to be determined, the total net obligations of the lessee for rental payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended) discounted from the respective due dates thereof to such date at a rate per annum equivalent to the interest rate inherent in such lease (as determined in good faith by the Guarantor in accordance with generally accepted financial practice) compounded semi-annually.

“Commodity Agreement” means any commodity future, commodity option, or other similar agreement or arrangement entered into in the ordinary course of such person’s business and designed to protect the Guarantor or any of its Subsidiaries against fluctuations in price of commodities.

“Consolidated Tangible Assets” means the total of all assets appearing on a consolidated balance sheet of the Guarantor and its Subsidiaries, prepared in accordance with Australian GAAP, at their net book values (after deducting related depreciation, depletion and amortization which, in accordance with such principles, should be set aside in connection with the business conducted), but excluding goodwill, trade names, trademarks, patents, unamortized debt discount and all other like segregated intangible assets, and amounts on the assets side of such balance sheet for capital stock of the Guarantor, all as determined in accordance with such principles.

“Currency Agreement” means any foreign exchange contract, currency swap agreement or other similar agreement or arrangement designed to protect the Guarantor or any of its Subsidiaries against fluctuations in currency values.

“Defeasance Agreement” means an arrangement pursuant to which money or securities are paid to, or deposited with, a depository in the amount designed to pay or discharge in full any liability in respect of any notes, bonds, debentures or debenture stock.

“Interest Rate Agreement” means any interest rate protection agreement, interest rate future, interest rate option, interest rate swap, interest rate cap or other interest rate hedge arrangement, to or under which the Guarantor or any of its Subsidiaries is a party or a beneficiary on the date hereof or becomes a party or a beneficiary hereafter.

“Lien” means any mortgage, pledge, charge, security interest, encumbrance or lien.

SECTION 1009.    Limitation on Sale and Leaseback.

For so long as any Securities remain Outstanding under this Indenture, the Guarantor will not, and will not permit any Restricted Subsidiary to, enter into any arrangement with any bank, insurance company or other lender or investor (not including the Guarantor or any Subsidiary), or to which any such lender or investor is a party, providing for the leasing by the Guarantor or a Restricted Subsidiary for a period, including renewals, in excess of three years of any Property which has been owned by the Guarantor or any Restricted Subsidiary for more than six months and which has been or is to be sold or transferred by the Guarantor or any Restricted Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such Property (herein referred to as a “sale and leaseback transaction”) unless either:

(a) the Guarantor or such Restricted Subsidiary could create indebtedness secured by a Lien under Section 1008 on the Property to be leased back in an amount equal to the Attributable Value of such sale and leaseback transaction without equally and ratably securing the Securities; or

(b) the Guarantor or such Restricted Subsidiary, within 270 days after the sale or transfer shall have been made by the Guarantor or such Restricted Subsidiary, applies in the case of a sale or transfer for cash, an amount equal to the net proceeds thereof or, in the case of a sale or transfer otherwise than for cash, an amount equal to the fair market value of the Property so leased (as determined by any two directors of the Guarantor) to (i) the retirement of Indebtedness for Money Borrowed ranking prior to or on a parity with the Securities, incurred or assumed by the Guarantor or any Restricted Subsidiary which by its terms matures at, or is extendible or renewable at the option of the obligor to, a date more than twelve months after the date of incurring, assuming or guaranteeing such indebtedness, (ii) to investment in any Property which is used or will be used or which is held or will be held in the ordinary course of business or (iii) the investment in Permitted Investments, the proceeds from the sale, disposal, realization, maturity or redemption of which shall be used either for (a) the retirement of Indebtedness for Money Borrowed ranking prior to or on a parity with the Securities, incurred or assumed by the Guarantor or any Restricted Subsidiary which by its terms matures at, or is extendible or renewable at the option of the obligor to, a date more than twelve months after the date of incurring, assuming or guaranteeing such Indebtedness for Money Borrowed or (b) the investment in any Property which is used or will be used or which is held or will be held in the ordinary course of business.

For purposes of this Section 1009, “Permitted Investments” means (i) investments in any securities either issued directly or indirectly or fully guaranteed or insured by the government of the United States of America or the Commonwealth of Australia or any agency or instrumentality thereof, (ii) time deposits and certificates of deposit, from the date of deposit, or Australian bank accepted bills, promissory notes, bills of exchange or other negotiable instruments, of any United States or Australian commercial bank having capital and surplus in excess of US$500 million and having peer group rating of C or better (or the equivalent thereof) by Thompson BankWatch, Inc. or outstanding long-term debt rated AA- or better (or the equivalent thereof) by Standard & Poor’s Corporation or Aa3 or better (or the equivalent thereof) by Moody’s Investors Service, Inc., (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (i) and (ii) above entered into with any bank meeting the qualifications specified in clause (ii) above and (iv) commercial paper rated A-1 (or the equivalent thereof) by Standard & Poor’s Corporation or P-1 (or the equivalent thereof) by Moody’s Investors Service, Inc., and in each case maturing within one year.

SECTION 1010.    Delivery of Certain Information.

At any time when the Guarantor is not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Holder of a Security or a beneficial owner of an interest in a Global Security, the Guarantor shall promptly furnish or cause to be furnished Rule 144A Information (as defined in Section 204) to such Holder or beneficial owner, or to a prospective purchaser of such Security or beneficial interest in a Global Security designated by such Holder or beneficial owner, in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act in connection with the resale of such Security by such Holder or beneficial owner; provided, however, the Guarantor shall not be required to furnish such information in connection with any request made on or after the date which is three years from the later of (i) the date such Security or Global Security (or any predecessor Security) was acquired from the Guarantor or (ii) the date such Security or Global Security (or any predecessor Security) was last acquired from an affiliate of the Guarantor within the meaning of Rule 144 under the Securities Act; and provided further, the Guarantor shall not be required to furnish such information at any time to a prospective purchaser located outside the United States who is not a “U.S. person” within the meaning of Regulation S under the Securities Act if such Security or interest, as the case may be, may then be sold to such prospective purchaser in accordance with Rule 904 under the Securities Act (or any successor provision thereto), as the same may be amended from time to time.

SECTION 1011.    Resale of Certain Securities.

Except as otherwise provided pursuant to Section 301 or pursuant to a supplemental indenture entered into pursuant to Article Nine hereof, prior to the date that is three years from the Closing Date with respect to the Securities of any series, neither the Company nor the Guarantor will, nor will it permit any of its “affiliates” (as defined under Rule 144 under the Securities Act) to, resell any Securities of such series (including the Guarantee(s)) which constitute “restricted securities” under Rule 144. The Trustee shall have no responsibility in respect of the Company’s and the Guarantor’s performance of its agreement in the preceding sentence.

SECTION 1012.    Waiver of Certain Covenants.

Except as otherwise established as contemplated by Section 301 for the Securities of any series, the Company and the Guarantor may, with respect to the Securities of such series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant established as contemplated by Section 301(18) or adopted by indenture supplemental hereto under Section 901(2) for the benefit of the Holders of such series, or in any of Sections 1005, 1006, 1008 or 1009, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the Guarantor and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

ARTICLE ELEVEN

REDEMPTION OF SECURITIES

SECTION 1101.    Applicability of Article.

Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise established as contemplated by Section 301 for the Securities of such series) in accordance with this Article.

SECTION 1102.    Election to Redeem; Notice to Trustee.

The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities established as contemplated by Section 301, the Company shall furnish the Trustee with an Officer’s Certificate evidencing compliance with such restriction.

SECTION 1103.    Selection by Trustee of Securities to Be Redeemed.

If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days or less than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. If less than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days or less than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amounts thereof to be redeemed.

The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amounts of such Securities which has been or is to be redeemed.

SECTION 1104.    Notice of Redemption.

Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

All notices of redemption shall state:

(1) the Redemption Date,

(2) the Redemption Price and the amount of any accrued and unpaid interest and, with respect to any optional redemption established pursuant to Section 301, the amount of any make whole premium payable on the Redemption Date,

(3) the CUSIP or other identifying number of such Securities to be redeemed,

(4) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed,

(5) that on the Redemption Date the Redemption Price (together with any accrued and unpaid interest payable on the Redemption Date) will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

(6) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and accrued interest, if any, and

(7) that the redemption is for a sinking fund, if such is the case.

Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

SECTION 1105.    Deposit of Redemption Price.

On or before any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1106.    Securities Payable on Redemption Date.

Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price applicable thereto, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Date according to their terms and the provisions of Section 307.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the terms of the Security established as contemplated by Section 301.

SECTION 1107.    Securities Redeemed in Part.

Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, the Guarantor shall execute the notation of the Guarantee pursuant to Article Fourteen or the Guarantee endorsed on, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

SECTION 1108.    Optional Redemption Due to Changes in Tax Treatment.

If as the result of any change in or any amendment to the laws, regulations or published tax rulings of Australia, or of any political subdivision or taxing authority thereof or therein, affecting taxation, or any change in the official administration, application or interpretation by any Australian court or tribunal, government or government authority of such laws, regulations or published tax rulings either generally or in relation to the Securities or the Guarantee, which change or amendment becomes effective on or after the original issue date of the Securities or the Guarantee or which change in official administration, application or interpretation shall not have been available to the public prior to such issue date, the Company or the Guarantor, as the case may be, would be required to pay any Additional Amounts pursuant to Section 1007 of this Indenture or the terms of the Securities or the Guarantee (1) in respect of interest on the next succeeding Interest Payment Date (assuming a payment in respect of such interest were required to be made by the Company or the Guarantor under the Securities or the Guarantee on such Interest Payment Date), or (2) in respect of the principal of any Original Issue Discount Securities and assuming that a payment in respect of such principal were required to be made by it on such date pursuant to the Securities or the Guarantee, in either case on which the Company or the Guarantor, as the case may be, would be unable, for reasons outside its control, to procure payment by the Company, and the obligation to pay Additional Amounts cannot be avoided by the use of reasonable measures available to the Company or the Guarantor, the Company or the Guarantor, as applicable, may, at its option, redeem all (but not less than all) the Securities of any series in respect of which such Additional Amounts would be so payable at any time, upon notice as provided in Sections 1102 and 1104, at a Redemption Price equal to 100 percent of the principal amount thereof plus all accrued and unpaid interest to the date fixed for redemption (except that any such Securities that are Outstanding Original Issue Discount Securities may be redeemed at the Redemption Price specified in the terms thereof); provided, however, that (a) no such notice of redemption may be given earlier than 60 days prior to the earliest date on which the Company or the Guarantor, as the case may be, would be obligated to pay such Additional Amounts were a payment in respect of the Securities or the Guarantee then due, and (b) at the time any such redemption notice is given, such obligation to pay such Additional Amounts must remain in effect. If (1) the Guarantor or the Company shall have on any date (the “Succession Date”) consolidated with or merged into, or conveyed or transferred or leased its properties and assets substantially as an entirety to, any Successor Person referred to in Section 801(3), and (2) as the result of any change in or any amendment to the laws, regulations or published tax rulings of such jurisdiction of organization, or of any political subdivision or taxing authority thereof or therein, affecting taxation, or any change in the official administration, application or interpretation of such laws, regulations or published tax rulings either generally or in relation to any particular Securities, which change or amendment becomes effective on or after the Succession Date or which change in official administration, application or interpretation shall not have been available to the public prior to such Succession Date, such Successor Person would be required to pay any Successor Additional Amounts pursuant to Section 801(3) hereof or the terms of any Security or the Guarantee thereof (i) in respect of interest on any Securities on the next succeeding Interest Payment Date (assuming that a payment in respect of such interest were required to be made by such Successor Person under the Securities or the Guarantee on such Interest Payment Date), or (ii) in respect of the principal of any Original Issue Discount Securities on the date of such determination (assuming such principal were required to be paid on such date under the terms of the Securities and that a payment in respect of such principal were required to be made by such Successor Person on such date pursuant to the Securities or the Guarantee), on which such Successor Person would be unable, for reasons outside its control, to procure payment by the Company or the Guarantor (or the Successor Person thereof), and the obligation to pay Successor Additional Amounts cannot be avoided by the use of reasonable measures available to the Company or Successor Person, the Company or the Successor Person may, at its option, redeem all (but not less than all) the Securities of any series in respect of which such Successor Additional Amounts would be so payable at any time, upon not less than 30 nor more than 60 days’ written notice as provided in Sections 1102 and 1104, at a Redemption Price equal to 100% of the principal amount thereof plus all accrued and unpaid interest to the date fixed for redemption (except that any such Securities that are Outstanding Original Issue Discount Securities may be redeemed at the Redemption Price specified in the terms thereof); provided, however, that (1) no such notice of redemption may be given earlier than 60 days prior to the earliest date on which a Person would be obligated to pay such Successor Additional Amounts, and (2) at the time any such redemption notice is given, such obligation to pay such Successor Additional Amounts must remain in effect.

Prior to any redemption of any Securities pursuant to this Section, the Company or a Successor Person shall provide the Trustee with an Opinion of Counsel that the conditions precedent to the right of the Company or a Successor Person to redeem such Securities pursuant to this Section have occurred and a certificate signed by an Authorized Officer stating that the obligation to pay Additional Amounts with respect of such Securities, cannot be avoided by taking measures that the Company or the Guarantor believes are reasonable. Such Opinion of Counsel shall be based on the laws and application and interpretation thereof in effect on the date of such opinion or to become effective on or before the next succeeding Interest Payment Date.

ARTICLE TWELVE

SINKING FUNDS

SECTION 1201.    Applicability of Article.

The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise established as contemplated by Section 301 for the Securities of such series.

The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a “mandatory sinking fund payment”, and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an “optional sinking fund payment”. If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities.

SECTION 1202.    Satisfaction of Sinking Fund Payments with Securities.

The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such purpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203.    Redemption of Securities for Sinking Fund.

Not less than 60 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee an Officer’s Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 60 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

ARTICLE THIRTEEN

DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1301.    Option to Effect Defeasance or Covenant Defeasance.

Section 1302 and Section 1303 shall apply to the Outstanding Securities of any series (a “Defeasible Series”) to the extent that the terms of such Securities established as contemplated by Section 301(17) provide for such applicability.

SECTION 1302.    Defeasance and Discharge.

The Company and the Guarantor shall be deemed to have been discharged from their respective obligations with respect to the Outstanding Securities of any Defeasible Series, as provided in this Section 1302 on and after the date the applicable conditions set forth in Section 1304 are satisfied (hereinafter called “Defeasance”) with respect to such Securities. For this purpose, such Defeasance means that the Company and the Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all their other respective obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (l) the rights of Holders of Securities of such series to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities of such series when payments are due, (2) the Company’s and the Guarantor’s obligations with respect to the Securities of such series under Sections 304, 305, 306, 1002, 1003 and 1007 (to the extent then unknown), (3) the rights (including without limitation, the rights set forth in Section 607), powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company or the Guarantor may Defease any Securities pursuant to this Section notwithstanding the prior Covenant Defeasance of such Securities pursuant to Section 1303.

SECTION 1303.    Covenant Defeasance.

On and after the date the applicable conditions set forth in Section 1304 are satisfied (hereinafter called “Covenant Defeasance”) with respect to the Outstanding Securities of any Defeasible Series, pursuant to this Section 1303, (1) the Company and the Guarantor shall be released from their respective obligations under Section 801, 1005, 1006, 1008 and 1009, and any covenants established as contemplated by Section 301(20) or adopted by indenture supplemental hereto under Section 901(2) for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in Sections 501(3) and 501(4) or pursuant to Section 501(11) with respect to any obligations referred to in Clause (1) of this Section 1303 shall be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities of such series as provided in this Section. For this purpose, such Covenant Defeasance means that the Company and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby.

SECTION 1304.    Conditions to Defeasance or Covenant Defeasance.

The following shall be the conditions to the Defeasance pursuant to Section 1302 or the Covenant Defeasance pursuant to Section 1303 of the Outstanding Securities of any Defeasible Series:

(1) The Company or the Guarantor shall elect by Board Resolution to effect a Defeasance pursuant to Section 1302 or a Covenant Defeasance pursuant to Section 1303 with respect to the Outstanding Securities of any Defeasible Series specified in such Board Resolution.

(2) The Company or the Guarantor, as the case may be, shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 608 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Outstanding Securities of such series, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest (and any Additional Amounts then known) on the Securities of such series and any Additional Amounts then known thereon on the respective Stated Maturities, in accordance with the terms of this Indenture and the Securities of such series. As used herein, “U.S. Government Obligation” means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

(3) In the event of a Defeasance pursuant to Section 1302, the Company or the Guarantor shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company or the Guarantor has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable United States federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the beneficial owners of the Outstanding Securities of such series will not recognize gain or loss for United States federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to the Outstanding Securities of such series and will be subject to United States federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

(4) In the event of a Covenant Defeasance pursuant to Section 1303, the Company or the Guarantor, as the case may be, shall have delivered to the Trustee an Opinion of Counsel to the effect that the beneficial owners of the Outstanding Securities of such series will not recognize gain or loss for United States federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to the Outstanding Securities of such series and will be subject to United States federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

(5) The Company or the Guarantor shall have delivered to the Trustee an Officer’s Certificate to the effect that the Securities of such series, if then listed on any securities exchange, will not be delisted as a result of such deposit.

(6) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Outstanding Securities of such series shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(6) through (10), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

(7) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such act and that such act applied to this Indenture).

(8) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company or the Guarantor is a party or by which it is bound.

(9) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

(10) The Company or the Guarantor shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

SECTION 1305.    Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions.

Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1306, the Trustee and any such other trustee are referred to collectively as the “Trustee”) pursuant to Section 1304 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

The Company or the Guarantor, as the case may be, shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Trustee or the trust created hereby with respect to the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company or the Guarantor, as the case may be, from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

SECTION 1306.    Reinstatement.

If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company and the Guarantor, have been discharged or released pursuant to Section 1302 or 1303 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1305 with respect to such Securities in accordance with this Article; provided, however, that if the Company or the Guarantor makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company or the Guarantor shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

ARTICLE FOURTEEN

GUARANTEE OF SECURITIES

SECTION 1401.    Guarantee

This Section 1401 and Section 1402 applies to the Securities of any series to the extent that the form of the Guarantee to be endorsed on such Securities is not otherwise established as contemplated by Section 301.

The Guarantor hereby unconditionally guarantees to each Holder of a Security of each series authenticated and delivered by the Trustee the due and punctual payment of the principal (including any amount due in respect of original issue discount) of and any premium and interest on such Security (and any Additional Amounts payable in respect thereof), and the due and punctual payment of any sinking fund payments provided for pursuant to the terms of such Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of such Security and of this Indenture. The Guarantor hereby agrees that its obligations hereunder shall be as if it were a principal debtor and not merely a surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Security of any series or this Indenture, any failure to enforce the provisions of any Security of any series or this Indenture, any waiver, modification or indulgence granted to the Company with respect thereto, by the Holder of any Security of any series or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of a Security or the interest rate thereon or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, the benefit of discussion, protest or notice with respect to any Security or the indebtedness evidenced thereby or with respect of any sinking fund payment required pursuant to the terms of a Security issued under this Indenture and all demands whatsoever, and covenants that this Guarantee will not be discharged with respect to any Security except by payment in full of the principal thereof and any premium and interest thereon or as provided in Article Four, Section 802 or Article Thirteen. The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, the Maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby.

The Guarantor shall be subrogated to all rights of each Holder of Securities against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and any premium and interest on all the Securities of the same series and of like tenor shall have been paid in full.

No past, present or future stockholder, officer, director, employee or incorporator of the Guarantor shall have any personal liability under the Guarantee set forth in this Section 1401 by reason of his or its status as such stockholder, officer, director, employee or incorporator.

The Guarantee set forth in this Section 1401 shall not be valid or become obligatory for any purpose with respect to a Security until the certificate of authentication on such Security shall have been signed by or on behalf of the Trustee.

SECTION 1402.    Execution of Guarantee

To evidence its guarantee to the Holders specified in Section 1401, the Guarantor hereby agrees to execute the notation of the Guarantee in substantially the form set forth in Section 204 to be endorsed on each Security authenticated and delivered by the Trustee. The Guarantor hereby agrees that its Guarantee set forth in Section 1401 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee. Each such notation of the Guarantee shall be signed on behalf of the Guarantor, by any Authorized Officer, prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the due authentication thereof by the Trustee hereunder, shall constitute due delivery of the Guarantee on behalf of the Guarantor. Such signatures upon the notation of the Guarantee may be manual or facsimile signatures of any present, past or future such Authorized Officers and may be imprinted or otherwise reproduced below the notation of the Guarantee, and in case any such Authorized Officer who shall have signed the notation of the Guarantee shall cease to be such Authorized Officer before the Security on which such notation is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed the notation of the Guarantee had not ceased to be such Authorized Officer of the Guarantor.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

In Witness Whereof, the parties hereto have caused this Indenture to be duly executed in New York, New York as of the day and year first above written.

FBG FINANCE LIMITED

By:	/s/ Peter Scott
Name: Peter Scott Title: Authorized Officer

FOSTER’S GROUP LIMITED

By:	/s/ Peter Scott
Name: Peter Scott Title: Authorized Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS as Trustee

By:	/s/ Rodney Gaughan
Name: Rodney Gaughan Title: Assistant Vice President

ANNEX A

FORM OF TRANSFER CERTIFICATE

FOR TRANSFER FROM RESTRICTED GLOBAL

SECURITY TO REGULATION S GLOBAL SECURITY

(Transfers pursuant to § 305(d)(i) of the Indenture)

Deutsche Bank Trust Company Americas

  as Trustee

[60 Wall Street, 27th Floor

New York, NY 10005

Attn: Trust & Securities Services]

Re:	[ ] % Notes due of FBG Finance Limited
guaranteed as to payments of principal and interest by
Foster’s Group Limited (A.B.N. 49 007 620 886) (the “ Securities”)

Reference is hereby made to the Indenture, dated as of June 28, 2005 (the “Indenture”), among FBG Finance Limited, Foster’s Group Limited and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to US$                     principal amount of Securities which are evidenced by one or more Restricted Global Securities (CUSIP No.         ) and held with the Depositary in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Securities to a person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Regulation S Global Securities (CUSIP No.         ), which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or Clearstream or both (Common Code:         ; ISIN:         ).

In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 (as applicable) under the United States Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby further certify that:

(1)    the offer of the Securities was not made to a person in the United States;

(2)    either:

(A)    at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

(B)    the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

(3)    no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

(4)    the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5)    upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary through Euroclear or Clearstream or both.

A-1

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters or initial purchasers, if any, of the initial offering of such Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

cc:	FBG Finance Limited Foster’s Group Limited

A-2

ANNEX B

FORM OF TRANSFER CERTIFICATE

FOR TRANSFER FROM RESTRICTED GLOBAL

SECURITY TO UNRESTRICTED GLOBAL SECURITY

(Transfers Pursuant to § 305(d)(ii)

Deutsche Bank Trust Company Americas

  as Trustee

[60 Wall Street, 27th Floor

New York, NY 10005

Attn: Trust & Securities Services]

Re:	[ ]% Notes due of FBG Finance Limited
guaranteed as to payments of principal and interest by
Foster’s Group Limited (A.B.N. 49 007 620 886) (the “Securities”)

Reference is hereby made to the Indenture, dated as of June 28, 2005 (the “Indenture”), among Foster’s Group Limited, FBG Finance Limited and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to US$                     principal amount of Securities which are evidenced by one or more Restricted Global Securities (CUSIP No.             ) and held with the Depositary in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Securities to a person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Unrestricted Global Securities (CUSIP No.             ).

In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with either (i) Rule 903 or Rule 904 (as applicable) under the United States Securities Act of 1933, as amended (the “Securities Act”), or (ii) Rule 144 under the Securities Act, and accordingly the Transferor does hereby further certify that:

(1)    if the transfer has been effected pursuant to Rule 903 or Rule 904:

(A)    the offer of the Securities was not made to a person in the United States;

(B)    either:

(i)    at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

(ii)    the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

(C)    no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

(D)    the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; or

(2)    if the transfer has been effected pursuant to Rule 144, the Securities have been transferred in a transaction permitted by Rule 144.

B-1

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

cc:	FBG Finance Limited Foster’s Group Limited

B-2

ANNEX C

FORM OF TRANSFER CERTIFICATES

FOR TRANSFER FROM REGULATION S GLOBAL

SECURITY TO RESTRICTED GLOBAL SECURITY

(Transfers Pursuant to § 305(d)(iii) of the Indenture)

[Transferor Certificate]

Deutsche Bank Trust Company Americas

  as Trustee

[60 Wall Street, 27th Floor

New York, NY 10005

Attn: Trust & Securities Services]

Re:	[ ]% Notes due of FBG Finance Limited
guaranteed as to payments of principal and interest by
Foster’s Group Limited (A.B.N. 49 007 620 886) (the “Securities”)

Reference is hereby made to the Indenture, dated as of June 28, 2005 (the “Indenture”), among Foster’s Group Limited, FBG Finance Limited and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to US$                     principal amount of Securities which are evidenced by one or more Regulation S Global Securities (CUSIP No.             ) and held with the Depository through [Euroclear] [Clearstream] (Common Code             ) in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in Securities to a person that will take delivery thereof (the “Transferee”) in the form of an equal principal amount of Securities evidenced by one or more Restricted Global Securities (CUSIP No.             ).

In connection with such request and in respect of such Securities, the Transferor does hereby certify that

(1)	such transfer is being effected in accordance with any applicable securities laws of any state of the United States or any other jurisdiction;

(2)	the Securities are being transferred in accordance with Rule 144A to a transferee that the transferor reasonably believes is purchasing the Securities for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee is a qualified institutional buyer, in each case in a transaction meeting the requirements of Rule 144A; and

(3)	it has notified the transferee that it has relied [on Rule 144A or another exemption] as a basis for the exemption from the registration requirements of the Securities Act of 1933 used in connection with the transfer.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Securities being transferred.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

cc:	FBG Finance Limited Foster’s Group Limited

[Transferee Certificate]

Deutsche Bank Trust Company Americas   as Trustee

[60 Wall Street, 27th Floor

New York, NY 10005

Attn: Trust & Securities Services]

Re:	[ ]% Notes due of FBG Finance Limited
guaranteed as to payments of principal and interest by
Foster’s Group Limited (A.B.N. 49 007 620 886) (the “Securities”)

Reference is hereby made to the Indenture, dated as of June 28, 2005 (the “Indenture”), among Foster’s Group Limited, FBG Finance Limited and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to US$                     principal amount of Securities which are evidenced by one or more Regulation S Global Securities (CUSIP No.                 ) and held with the Depository through [Euroclear] [Clearstream] (Common Code                 ) in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in Securities to [insert name of transferee] (the “Transferee”) that will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Restricted Global Securities (CUSIP No.                 ).

In connection with such request and in respect of such Securities, the Transferee does hereby certify that it is purchasing the Securities for its own account, or for one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and each such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act (a “QIB”).

The Transferee hereby agrees that any future resale, pledge or transfer of such Securities may be made only (i) to the Company, (ii) to a person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (iii) in an offshore transaction complying with Rule 903 or Rule 904 (as applicable) of Regulation S under the Securities Act, (iv) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if available) or (vi) pursuant to an effective registration statement under the Securities Act, and in each of such cases in accordance with any applicable securities laws of any state of the United States. The Transferee will notify any purchaser of Securities from it of the resale restrictions referred to above, if then applicable.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Securities being transferred.

[Insert Name of Transferee]

By:
Name:
Title:

Dated:

cc:	FBG Finance Limited
Foster’s Group Limited

ANNEX D

FORM OF TRANSFER CERTIFICATE

FOR TRANSFER FROM UNRESTRICTED GLOBAL

SECURITY TO RESTRICTED GLOBAL SECURITY

(Transfers Pursuant to § 305(d)(iv) of the Indenture)

Deutsche Bank Trust Company Americas

  as Trustee

[60 Wall Street, 27th Floor

New York, NY 10005

Attn: Trust & Securities Services]

Re:	[ ]% Notes due of FBG Finance Limited
guaranteed as to payments of principal and interest by
Foster’s Group Limited (A.B.N. 49 007 620 886) (the “Securities”)

Reference is hereby made to the Indenture, dated as of June 28, 2005 (the “Indenture”), among Foster’s Group Limited, FBG Finance Limited and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to US$                     principal amount of Securities which are evidenced by one or more Unrestricted Global Securities (CUSIP No.                 ) held in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in Securities to [insert name of transferee] (the “Transferee”) that will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Restricted Global Securities (CUSIP No.                 ).

In connection with such request and in respect of such Securities, the Transferee hereby agrees that any future resale, pledge or transfer of such Securities may be made only (i) to the Company, (ii) to a person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (iii) in an offshore transaction complying with Rule 903 or Rule 904 (as applicable) of Regulation S under the Securities Act, (iv) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if available) or (vi) pursuant to an effective registration statement under the Securities Act, and in each of such cases in accordance with any applicable securities laws of any state of the United States or any other jurisdiction. The Transferee will notify any purchaser of Securities from it of the resale restrictions referred to above, if then applicable.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Securities being transferred.

[Insert Name of Transferee]

By:
Name:
Title:

Dated:

cc:	FBG Finance Limited
Foster’s Group Limited

D-1

ANNEX E

FORM OF TRANSFER CERTIFICATE

FOR TRANSFER FROM RESTRICTED CERTIFICATED

SECURITY TO RESTRICTED GLOBAL SECURITY

(Transfers Pursuant to 305(e)(i) of the Indenture)

Deutsche Bank Trust Company Americas

  as Trustee

[60 Wall Street, 27th Floor

New York, NY 10005

Attn: Trust & Securities Services]

Re:	[ ]% Notes due of FBG Finance Limited
guaranteed as to payments of principal and interest by
Foster’s Group Limited (A.B.N. 49 007 620 886) (the “Securities”)

Reference is hereby made to the Indenture, dated as of June 28, 2005 (the “Indenture”), among Foster’s Group Limited, FBG Finance Limited and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to US$                     principal amount of Securities presented or surrendered on the date hereof (the “Surrendered Securities”) which are registered in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such Surrendered Securities to a person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Restricted Global Securities (CUSIP No.                 ).

In connection with such request and in respect of such Surrendered Securities, the Transferor does hereby certify that such transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”) and, accordingly, the Transferor does hereby further certify that the Surrendered Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Surrendered Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A, and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Securities being transferred.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

cc:	FBG Finance Limited
Foster’s Group Limited

E-1

ANNEX F

FORM OF TRANSFER CERTIFICATE

FOR TRANSFER FROM RESTRICTED CERTIFICATED

SECURITY TO REGULATION S GLOBAL SECURITY

(Transfers Pursuant to 305(e)(ii) of the Indenture)

Deutsche Bank Trust Company Americas

  as Trustee

[60 Wall Street, 27th Floor

New York, NY 10005

Attn: Trust & Securities Services]

Re:	[ ]% Notes due of FBG Finance Limited
guaranteed as to payments of principal and interest by
Foster’s Group Limited (A.B.N. 49 007 620 886) (the “Securities”)

Reference is hereby made to the Indenture, dated as of June 28, 2005 (the “Indenture”), among Foster’s Group Limited, FBG Finance Limited and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to US$                     principal amount of Securities presented or surrendered on the date hereof (the “Surrendered Securities”) which are registered in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such Surrendered Securities to a person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Regulation S Global Securities (CUSIP No.                 ), which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or Clearstream or both (Common Code                 ).

In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 (as applicable) under the United States Securities Act of 1933, as amended (the “Securities Act”), and accordingly the Transferor does hereby further certify that:

(1)	the offer of the Securities was not made to a person in the United States;

(2)	either:

(A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

(B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

(3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5) upon completion of the transaction, the Securities being transferred as described above are to be held with the Depositary through Euroclear or Clearstream or both (Common Code).

F-1

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters or initial purchasers, if any, of the initial offering of such Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

cc:	FBG Finance Limited
Foster’s Group Limited

F-2

ANNEX G

FORM OF TRANSFER CERTIFICATE

FOR TRANSFER FROM RESTRICTED CERTIFICATED

SECURITY TO UNRESTRICTED GLOBAL SECURITY

(Transfers Pursuant to 305(e)(iii) of the Indenture)

Deutsche Bank Trust Company Americas

  as Trustee

[60 Wall Street, 27th Floor

New York, NY 10005

Attn: Trust & Securities Services]

Re:	[ ]% Notes due of FBG Finance Limited
guaranteed as to payments of principal and interest by
Foster’s Group Limited (A.B.N. 49 007 620 886) (the “Securities”)

Reference is hereby made to the Indenture, dated as of June 28, 2005 (the “Indenture”), among Foster’s Group Limited, FBG Finance Limited and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to US$                     principal amount of Securities presented or surrendered on the date hereof (the “Surrendered Securities”) which are registered in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such Surrendered Securities to a person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Unrestricted Global Securities (CUSIP No.             ).

In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with either (i) Rule 903 or Rule 904 (as applicable) under the United States Securities Act of 1933, as amended (the “Securities Act”), or (ii) Rule 144 under the Securities Act, and accordingly the Transferor does hereby further certify that:

(1)    if the transfer has been effected pursuant to Rule 903 or Rule 904:

(A)    the offer of the Securities was not made to a person in the United States;

(B)    either:

(i)    at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

(ii)    the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

(C)    no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

(D)    the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; or

(2)    if the transfer has been effected pursuant to Rule 144, the Securities have been transferred in a transaction permitted by Rule 144.

G-1

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

cc:	FBG Finance Limited Foster’s Group Limited

G-2

ANNEX H

FORM OF TRANSFER CERTIFICATE FOR TRANSFER

FROM RESTRICTED CERTIFICATED SECURITY

TO RESTRICTED CERTIFICATED SECURITY

(Transfers Pursuant to 305(f)(i) of the Indenture)

Deutsche Bank Trust Company Americas

  as Trustee

[60 Wall Street, 27th Floor

New York, NY 10005

Attn: Trust & Securities Services]

Re:	[ ]% Notes due of FBG Finance Limited
guaranteed as to payments of principal and interest by
Foster’s Group Limited (A.B.N. 49 007 620 886) (the “Securities”)

Reference is hereby made to the Indenture, dated as of June 28, 2005 (the “Indenture”), among Foster’s Group Limited, FBG Finance Limited and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to US$                     principal amount of Securities presented or surrendered on the date hereof (the “Surrendered Securities”) which are registered in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such Surrendered Securities registered in the name of a Person (the “Transferee”) other than the Transferor.

In connection with such request and in respect of such Surrendered Securities, the Transferor does hereby certify that:

		[CHECK ONE]

☐	(1)	the Surrendered Securities are being transferred to the Company;

		or

☐	(2)	the Surrendered Securities are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”) and, accordingly, the Transferor does hereby further certify that the Surrendered Securities are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, in each case in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of any state of the United States;

		or

☐	(3)	the Surrendered Securities are being transferred pursuant to and in accordance with Regulation S and:

		(A) the offer of the Surrendered Securities was not made to a Person in the United States;

		(B) either:

H-1

(i)    at the time the buy order was originated, the transferee was outside the United States or the Transferor and any Person acting on its behalf reasonably believed that the transferee was outside the United States, or

(ii)    the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

(C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

(D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

or

☐	(4)	the Surrendered Securities are being transferred in a transaction permitted by Rule 144.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Securities being transferred.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

cc:	FBG Finance Limited Foster’s Group Limited

H-2

ANNEX I

FORM OF TRANSFER CERTIFICATE FOR TRANSFER

FROM RESTRICTED GLOBAL SECURITY

TO RESTRICTED CERTIFICATED SECURITY

(Transfers Pursuant to 305(f)(ii) of the Indenture)

Deutsche Bank Trust Company Americas

  as Trustee

[60 Wall Street, 27th Floor

New York, NY 10005

Attn: Trust & Securities Services]

Re:	[ ]% Notes due of FBG Finance Limited
guaranteed as to payments of principal and interest by
Foster’s Group Limited (A.B.N. 49 007 620 886) (the “Securities”)

Reference is hereby made to the Indenture, dated as of June 28, 2005 (the “Indenture”), among Foster’s Group Limited, FBG Finance Limited and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to US$                 principal amount of Securities which are evidenced by one or more Restricted Global Securities (CUSIP No.                         ) and held with the Depositary in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Securities to a person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by a Restricted Certificated Security.

In connection with such request and in respect of such Securities, the Transferor does hereby certify that:

		[CHECK ONE]

☐	(1)	the Securities are being transferred to the Company;

		or

☐	(2)	the Securities are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”) and, accordingly, the Transferor does hereby further certify that the Securities are being transferred to a Person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, in each case in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of any state of the United States;

		or

☐	(3)	the Securities are being transferred pursuant to and in accordance with Regulation S and:

		(A) the offer of the Securities was not made to a Person in the United States;

		(B) either:

(i)    at the time the buy order was originated, the transferee was outside the United States or the Transferor and any Person acting on its behalf reasonably believed that the transferee was outside the United States, or

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(ii)    the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

(C) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

(D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

or

☐	(4)	the Securities are being transferred in a transaction permitted by Rule 144.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Securities being transferred.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:

cc:	FBG Finance Limited Foster’s Group Limited

I-2

ANNEX J

FORM OF EXCHANGE CERTIFICATE

FOR EXCHANGE OF RESTRICTED CERTIFICATED

SECURITY FOR RESTRICTED GLOBAL SECURITY

(Transfers Pursuant to 305(g)(i) of the Indenture)

Deutsche Bank Trust Company Americas

  as Trustee

[60 Wall Street, 27th Floor

New York, NY 10005

Attn: Trust & Securities Services]

Re:	[ ]% Notes due of FBG Finance Limited
guaranteed as to payments of principal and interest by
Foster’s Group Limited (A.B.N. 49 007 620 886) (the “Securities”)

Reference is hereby made to the Indenture, dated as of June 28, 2005 (the “Indenture”), among Foster’s Group Limited, FBG Finance Limited and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to US$                 principal amount of Securities presented on the date hereof (the “Tendered Securities”) which are registered in the name of [insert name of holder] (the “Holder”). The Holder has requested an exchange of such Tendered Securities for an equal principal amount of Securities evidenced by one or more Restricted Global Securities (CUSIP No.                 ).

In connection with such request and in respect of such Tendered Securities, the Holder does hereby certify that (i) it is holding the Tendered Securities for its own account, or for one or more accounts with respect to which the Holder exercises sole investment discretion, and the Holder and each such account is a “qualified institutional buyer” within the meaning of Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), and (ii) in each such case, the Tendered Securities were acquired in accordance with Rule 144A under the Securities Act and in accordance with any applicable securities Laws of any state of the United States or any other jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Securities being transferred.

[Insert Name of Holder]

By:
Name:
Title:

Dated:

cc:	FBG Finance Limited
Foster’s Group Limited

J-1

ANNEX K

FORM OF EXCHANGE CERTIFICATE

FOR EXCHANGE OF UNRESTRICTED GLOBAL

SECURITY FOR RESTRICTED GLOBAL SECURITY

(Transfers Pursuant to 305(g)(ii) of the Indenture)

Deutsche Bank Trust Company Americas

  as Trustee

[60 Wall Street, 27th Floor

New York, NY 10005

Attn: Trust & Securities Services]

Re:	[ ]% Notes due of FBG Finance Limited
guaranteed as to payments of principal and interest by
Foster’s Group Limited (A.B.N. 49 007 620 886) (the “Securities”)

Reference is hereby made to the Indenture, dated as of June 28, 2005 (the “Indenture”), among Foster’s Group Limited, FBG Finance Limited and Deutsche Bank Trust Company Americas, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to US$                 principal amount of Securities which are evidenced by one or more Unrestricted Global Securities (CUSIP No.                 ) held in the name of [insert name of holder] (the “Holder”). The Holder has requested an exchange of such beneficial interest in Securities for an equal principal amount of Securities evidenced by one or more Restricted Global Securities (CUSIP No.                 ).

In connection with such request and in respect of such Securities, the Holder hereby agrees that any future resale, pledge or transfer of such Securities may be made only (i) to the Company, (ii) to a person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (iii) in an offshore transaction complying with Rule 903 or Rule 904 (as applicable) of Regulation S under the Securities Act, (iv) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if available) or (vi) pursuant to an effective registration statement under the Securities Act, and in each of such cases in accordance with any applicable securities laws of any state of the United States or any other jurisdiction. The Holder will notify any purchaser of Securities from it of the resale restrictions referred to above, if then applicable.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Securities being transferred.

[Insert Name of Holder]

By:
Name:
Title:

Dated:

cc:	FBG Finance Limited
Foster’s Group Limited

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